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                                                                    EXHIBIT 10.1



                         LOGICAL DESIGN SOLUTIONS, INC.
                        9% SENIOR SUBORDINATED DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

                           Dated as of March 19, 1997

                         LOGICAL DESIGN SOLUTIONS, INC.
                        9% SENIOR SUBORDINATED DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT
                           Dated as of March 19, 1997

                                TABLE OF CONTENTS

                                    ARTICLE I
               PURCHASE AND SALE OF SENIOR DEBENTURES AND WARRANTS

1.1      Purchase and Sale of Subordinated Debentures......................    1
1.2      Issuance of Warrants..............................................    1
1.3      Investment Units..................................................    1
1.4      Warrant Shares....................................................    2
1.5      Closing...........................................................    2
1.6      Use of Proceeds...................................................    2
1.7      Distributions to Certain Shareholders.............................    2
1.8      Termination of S Corporation Status...............................    3
1.9      Merger of LDS and LDSI............................................    3
1.10     Issuance of Junior Subordinated Debentures........................    3
1.11     Option Pools......................................................    4
1.12     Description of Senior Debentures..................................    4
1.13     Description of Junior Debentures..................................    5

                                   ARTICLE II
                        REPRESENTATIONS AND WARRANTIES OF
                   THE COMPANY AND THE PRINCIPAL SHAREHOLDERS

2.1      Organization and Corporate Power...................................   5
2.2      Authorization......................................................   6
2.3      Government Approvals...............................................   6
2.4      Authorized and Outstanding Stock...................................   7
2.5      Subsidiaries.......................................................   7
2.6      Financial Information..............................................   7
2.7      Events Subsequent to the Date of the Financial Statements..........   8
2.8      Litigation.........................................................   8
2.9      Compliance with Laws and Other Instruments.........................   8
2.10     Taxes..............................................................   8
2.11     Real Property; Environmental Matters...............................   9
2.12     Personal Property.................................................   10
2.13     Patents, Trademarks, etc..........................................   10
2.14     Agreements of Directors, Officers and Employees...................   10
2.15     Governmental and Industrial Approvals.............................   11
2.16     Contracts and Commitments.........................................   11
2.17     Registration Rights...............................................   11
2.18     Insurance Coverage................................................   11
2.19     Employee Matters..................................................   11
2.20     No Brokers or Finders.............................................   12

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2.21     Transactions with Affiliates......................................   12
2.22     Assumptions; Guarantees, etc. of Indebtedness of Other Persons....   12

                                   ARTICLE III
                      AFFIRMATIVE COVENANTS OF THE COMPANY

3.1      Accounts and Reports..............................................   12
3.2      Payment of Taxes..................................................   14
3.3      Maintenance of Key Man Insurance..................................   14
3.4      Compliance with Laws, etc.........................................   14
3.5      Inspection........................................................   14
3.6      Corporate Existence; Ownership of Subsidiaries....................   15
3.7      Compliance with ERISA.............................................   15
3.8      Board Approval....................................................   15
3.9      Financings........................................................   15
3.10     Meetings of the Board of Directors................................   15
3.11     Rule 144A Information.............................................   15

                                   ARTICLE IV
                        NEGATIVE COVENANTS OF THE COMPANY

4.1      Investments in Other Persons......................................   16
4.2      Distributions.....................................................   16
4.3      Dealings with Affiliates..........................................   17
4.4      Merger............................................................   17
4.5      Limitation on Options.............................................   18
4.6      Limitation on Subsidiary Dividends and Other Distributions........   18
4.7      No Conflicting Agreements.........................................   18
4.8      Change in Business................................................   18
4.9      Indebtedness......................................................   18
4.10     Minimum Net Income................................................   18

                                    ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

5.1      Representations and Warranties....................................   19
5.2      Permitted Transfers; Legends......................................   21

                                   ARTICLE VI
                           SUBORDINATION OF DEBENTURES

6.1      Agreement to Subordinate..........................................   22
6.2      Acceleration of Senior Debt.......................................   22
6.3      Insolvency, Etc...................................................   23
6.4      Payments Held in Trust............................................   23
6.5      The Company's Obligations Unconditional...........................   23
6.6      Subrogation Upon Payment of Senior Debt...........................   23
6.7      Notice............................................................   24
6.8      Knowledge.........................................................   24

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                                   ARTICLE VII
                      CONDITIONS OF PURCHASERS' OBLIGATION

7.1      Effect of Conditions..............................................   24
7.2      Representations and Warranties....................................   24
7.3      Performance.......................................................   24
7.4      No Material Adverse Change........................................   24
7.5      Opinion of Counsel................................................   25
7.6      Board Election....................................................   25
7.7      Redemption Agreement..............................................   25
7.8      Shareholders Agreement............................................   25
7.9      Registration Rights Agreement.....................................   25

                                  ARTICLE VIII
                     CONDITIONS OF THE COMPANY'S OBLIGATIONS

8.1      Effect of Conditions..............................................   25
8.2      Representations and Warranties....................................   25
8.3      Performance.......................................................   25
8.4      Payment...........................................................   25

                                   ARTICLE IX
                              DEFAULTS AND REMEDIES

9.1      Events of Default; Acceleration...................................   26
9.2      Rescission of Acceleration........................................   28

                                    ARTICLE X
                               CERTAIN DEFINITIONS

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1     Senior Debenture Payments.........................................   30
11.2     Form, Registration, Transfer and Exchange of Senior Debentures....   31
11.3     Survival of Representations.......................................   31
11.4     Parties in Interest...............................................   31
11.5     Debentures Owned by Affiliates....................................   32
11.6     Amendments and Waivers............................................   32
11.7     Notices...........................................................   32
11.8     Expenses..........................................................   33
11.9     Counterparts......................................................   33
11.10    Effect of Headings................................................   33
11.11    Transferability as Unit...........................................   33
11.12    Governing Law.....................................................   34

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

EXHIBITS

         A   Form of 9 % Senior Subordinated Debenture
         B   Warrant Agreement
         C   Merger Agreement
         D   Form of 9% Junior Subordinated Debenture
         E   Opinion of Brown & Wood LLP
         F   Redemption Agreement
         G   Shareholders Agreement
         H   Registration Rights Agreement

                                                                  March 19, 1997



To:      The Persons listed on
         Schedule 1.1 attached hereto:
         ------------

Re:      Senior Subordinated Debentures and Warrants

Ladies and Gentlemen:

     Logical Design Solutions, Inc., a New Jersey corporation ("LDS"), and Mary Kay Brooks and Darren Bryden (each a "Principal Shareholder" and collectively the "Principal Shareholders"), hereby agree with each of you as follows:

                                   ARTICLE I

               PURCHASE AND SALE OF SENIOR DEBENTURES AND WARRANTS

     1.1 Purchase and Sale of Subordinated Debentures. At the Closing (as herein defined), LDS will sell to you (the "Purchasers") for the aggregate purchase price of Five Million Two Hundred Forty - Three Thousand Nine Hundred and Two ($5,243,902) Dollars 9% Senior Subordinated Debentures of the Company (as defined herein) (the "Senior Debentures") in the aggregate principal amount of $5,540,735.71. Each of the Purchasers agrees to purchase, separately and severally, the aggregate amount of Senior Debentures and Warrants (as defined below) set forth opposite its name on Schedule 1.1 hereto. The Company shall not be obligated to sell any of the Senior Debentures or the Warrants unless all conditions set forth in Article VIII hereof shall have been satisfied or waived. The Senior Debentures shall be in the form of Exhibit A attached hereto.

     1.2 Issuance of Warrants. At the Closing, LDS will issue to the Purchasers warrants (the "Warrants") to acquire an aggregate of 215,000 shares of common stock, no par value per share (the "Common Stock"), of LDS. The Warrants will be issued pursuant to a Warrant Agreement in the form of Exhibit B attached hereto (the "Warrant Agreement").

     1.3 Investment Units. The Senior Debentures and the Warrants constitute investment units ("Investment Units") for the purposes of Section 1273(c)(2)(A) of the Internal Revenue Code of 1986 as amended (the "Code"). In accordance with such section and Section 1273(b)(2) of the Code, the issue price of investment units of a Purchaser is the amount such Purchaser pays for its Senior Debenture. LDS and the Purchasers agree that within thirty (30) days after the Closing they will in good faith agree in writing as to the allocation of the issue price between the Senior Debentures and the Warrants in proportion to their respective fair market values. None of the parties will take any position in its tax returns that is inconsistent with such agreed upon allocation. LDS will provide the Purchasers with any information necessary for them to report their income from this transaction properly.

     1.4 Warrant Shares. LDS shall at all times reserve from its authorized but unissued capital a sufficient number of shares of Common Stock (the "Warrant Shares") for issuance upon exercise of the Warrants granted pursuant to the Warrant Agreement.

     1.5 Closing. Subject to the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, the sale and purchase of the Senior Debentures and Warrants shall be made at a closing (the "Closing") to be held at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Boston, Massachusetts, at 10:00 A.M. on March 19, 1997 or such later date as may be agreed upon by the Company and the Purchasers. The date on which the Closing occurs is referred to herein as the "Closing Date". Payment at the Closing for the Senior Debentures and Warrants shall be by wire transfer payable in immediately available federal funds. Each Purchaser shall pay that amount for the Senior Debentures and Warrants being acquired by it at the Closing as is set forth on Schedule 1.1 hereof. At the Closing, the Company will deliver to each Purchaser one or more notes representing the Senior Debentures purchased by such Purchaser and one or more warrant certificates evidencing the Warrants being acquired by such Purchaser in such denominations and issued in such names as may be requested by such Purchaser.

     1.6 Use of Proceeds. The proceeds from the sale of the Senior Debentures and Warrants will be used to provide working capital and to fund business expansion and expenses associated with the transaction contemplated in this Agreement.

     1.7 Distributions to Certain Shareholders. The parties agree that the following distributions shall be made to shareholders of LDS and Logical Design Solutions International, Inc. ("LDSI") at or prior to the Closing:

     (a) Prior to the Closing, each of LDS and LDSI shall have distributed to their respective shareholders an aggregate amount of $1,014,6004 representing their aggregate retained earnings as of December 31, 1995.

     (b) It is expected that within 120 days following the Closing, Bell Atlantic will commit to make to LDSI a payment or payments in the aggregate amount of $1.7 million relating to the licensing of LDSI's Teletrac product (such payment referred to herein as the "Prospective Exclusivity Payment"). The parties agree that if within such 120 day period Bell Atlantic does commit to make such payment, LDSI will distribute to its sole shareholder the account receivable consisting of such commitment to make such payment. Neither LDS nor LDSI shall have any obligation to make any such distributions to the extent that Bell Atlantic does not commit to make such Prospective Exclusivity Payment.

     (c) At or prior to the Closing, LDS and LDSI shall have distributed to their respective shareholders amounts equal to the federal and state income taxes payable by such shareholders (at an assumed rate of 37%), as shareholders of S corporations, an aggregate amount of $634,798.27 with respect to the income earned by LDS and LDSI during the period January 1, 1996 through December 31, 1996, and $215,596.41 with respect to income earned by LDS and LDSI during the period January 1, 1997 through February 28, 1997; provided, however, that no such distributions shall be made with respect to any income tax incurred by such shareholders with respect to the other distributions set forth in this Section 1.7, nor with respect to the receipt by such shareholders of the Junior Subordinated Debentures described below. Following the Closing, if it is determined that the Company has either overdistributed or underdistributed amounts otherwise payable to the Principal Shareholders, appropriate adjustments will be made.

     1.8 Termination of S Corporation Status. LDS shall take such steps as the Purchasers may request to terminate its status as an S corporation, effective as of the Closing Date.

     1.9 Merger of LDS and LDSI. (a) Immediately following the distribution described in Section 1.7(b), and in all events within 120 days following the Closing, LDS and LDSI shall be merged (such transaction referred to herein as the "Merger"), with LDS surviving such Merger. As used hereafter in this Agreement, the term "Company" shall mean LDS prior to the Merger, and shall mean LDS as the surviving corporation following the Merger; provided that for purposes of Article 11, except as otherwise noted, the term "Company" shall mean LDS and LDSI on a combined basis as if the Merger had occurred prior to the date hereof. Such merger shall be effected on the terms set forth in the merger agreement in the form of Exhibit C attached hereto (the "Merger Agreement") which shall be approved by the shareholders of each of LDS and LDSI and executed on behalf of each such corporation prior to the Closing Date. The Principal Shareholders agree that they shall take such action as may be required to effect such merger in accordance with the terms of the Merger Agreement.

     (b) Unless expressly called for or permitted by this Agreement or otherwise consented to by the Purchasers in writing, from the Closing Date through the date of the Merger, LDSI shall:

          (i) perform in all material respects all obligations of LDSI under agreements, contracts and instruments relating to or affecting its properties, assets and business;

          (ii) comply in all material respects with all statutes, laws, ordinances, rules and regulations applicable to the Company;

          (iii) not merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all the assets of, or otherwise acquire a business or any corporation;

          (iv) not make any dividends, distribution or other payments with respect to its capital stock;

          (v) not incur any indebtedness for borrowed money;

          (vi) not incur any capital expenditure, or commit to an), such capital expenditure, in excess of $5,000; and

          (vii) not create or enlarge or enhance any employee benefit plan or enter into any employment contract or increase compensation paid to any officer paid to LDSI.

     1.10 Issuance of Junior Subordinated Debentures. Effective as of March 18, 1997, LDS and LDSI distributed to the Principal Shareholders as set forth on
Schedule 1.10 of 9% Junior Subordinated Debentures in the forms of Exhibit D and D-1, respectively, attached hereto

(collectively, the "Junior Debentures" and, together with the Senior Debentures, the "Debentures") in the aggregate principal amount of $1,114,289.50. The Junior Debentures will be subordinate to the Senior Debentures as hereinafter set forth.

     1.11 Option Pools. Within thirty (30) days after the Closing, Date, there shall be established three option plans (collectively, the "Option Plans"), each of which shall be reasonably acceptable in form and substance to the Purchasers and shall provide for the issuance of options, as follows:

     (a) An option pool ("Option Pool A") will be established for current and future senior management members and directors of the Company, and there shall be reserved for issuance thereunder 100,000 shares of common stock.

     (b) An option pool ("Option Pool B") shall be established for the Principal Shareholders, with the exercise price of options granted pursuant thereto based upon an equity evaluation of the Company of $40 million and there shall be 50,000 shares of Common Stock reserved for issuance under such plan.

     (c) A third option pool ("Option Pool C") will be established for Mimi Brooks and Darren Bryden, with the exercise price of options granted pursuant thereto based upon an equity valuation of the Company of $60 million. There shall be 50,000 shares of Common Stock reserved for issuance under such plan.

     1.12 Description of Senior Debentures. The Senior Debentures shall have the following terms, and shall be entitled to the following rights and benefits:

     (a) The principal amount of the Senior Debentures shall be paid March 19, 2002. The Senior Debentures may, at each Purchaser's option, be pre consummation of a Liquidity Event (as herein defined). The Company may prepay the Senior Debentures at any time and from time to time in whole or in installments of $ 100,000, without premium or penalty. Each such prepayment shall be preceded by two Business Days' notice. Any partial prepayment of the Senior Debentures shall be allocated among all holders of Senior Debentures pro rata in proportion to the principal amount of the Senior Debentures held by each.

     (b) The Senior Debentures shall bear interest from the date of issuance until the date of payment of principal in full at the rate of 9% per year. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed, on the unpaid principal amount of the Senior Debentures. Interest shall accrue and compound annually and shall be paid upon payment of principal.

     (c) Any interest not paid when due and payable shall thereafter be paid on demand by the Purchasers, together with a late charge of two percent (2%) of the amount of interest payment due.

     (d) All payments of principal and interest on the Senior Debentures shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or at the request of the holder of a Senior Debenture, by certified or bank check or wire transfer) on the date such payment is due.

     (e) The indebtedness evidenced by the Senior Debentures shall be junior and subordinate in right of payment to all Senior Debt, as that term is defined in
Article VI hereof but shall be senior in right of payment to all indebtedness evidenced by the Junior Debentures.

     1.13     Description of Junior Debentures.

     (a) The principal amount of the Junior Debentures shall be payable in full on March 19, 2003. The Junior Debentures may, at the holders' option, be prepaid in full upon consummation of a Liquidity Event. The Company may prepay the Junior Debentures from time to time in whole or installments of $100,000, without premium or penalty. Each such prepayment shall be preceded by two Business Days' notice. Any partial prepayment of the Junior Debentures shall be allocated among all holders of Junior Debentures pro rata in proportion to the principal amount of the Junior Debentures held by each.

     (b) The Junior Debentures shall bear interest on the date of issuance until the date of payment of principal in full at the rate of 9% per year. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed, on the unpaid principal amount of the Junior Debentures. Interest shall accrue and compound annually and shall be paid upon payment of principal.

     (c) Any interest not paid when due and payable shall thereafter be paid on demand by the holders of the Junior Debentures, together with a late charge of 2% of the amount of interest payment due.

     (d) All payments of principal and interest on the Junior Debentures shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or at the request of a holder of a Junior Debenture, by certified or bank check or wire transfer) on the date such payment is due.

     (e) The indebtedness evidenced by the Junior Debentures shall be junior and subordinate in right of payments to all Senior Debt, as that term is defined in
Article VI hereof, including, with respect to the Senior Debentures, indebtedness evidenced thereby.

                                   ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF THE
                     COMPANY AND THE PRINCIPAL SHAREHOLDERS

     In order to induce the Purchasers to purchase the Senior Debentures and Warrants, the Company and the Principal Shareholders, acting jointly and severally, make the following representations and warranties which shall be true, correct and complete in all respects on the date hereof and shall be true, correct and complete in all material respects as of the Closing except for those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time:

     2.1 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as presently conducted. The Company is qualified as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or maintains employees.

     2.2 Authorization. (a) The Company has all necessary corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement, the Warrant Agreement, the Debentures, the Shareholders Agreement, the Redemption Agreement and the Registration Rights Agreement (such agreements other than this Agreement hereinafter referred to collectively as the "Related Agreements") and any other agreements or instruments executed by the Company in connection herewith or therewith and the consummation of the transactions contemplated herein or therein, and for the due authorization, issuance and delivery of the Debentures, the Warrants, and upon exercise of the Warrants pursuant to the terms of the Warrant Agreement and upon payment of the exercise price therefor, the Warrant Shares. The issuance of the Debentures, the Warrants and the Warrant Shares does not require any further corporate action and is not and, except as set forth in the Related Agreements, will not be subject to any preemptive right, right of first refusal or the like. This Agreement and the Related Agreements and the other agreements and instruments executed by the Company in connection herewith or therewith will each be a valid and binding obligation of the Company enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered' in a proceeding in equity or at law).

     (b) Each Principal Shareholder has full legal capacity and unrestricted power to execute and deliver this Agreement and the Related Agreements to which he or she is a party, and any other agreements or instruments executed by him or her in connection herewith or therewith and to consummate the transactions contemplated herein or therein. This Agreement, the Related Agreements and the other agreements and instruments executed by the Principal Shareholders in connection herewith or therewith each will be a valid and binding obligation of the Principal Shareholders enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (c) Each Principal Shareholder owns, of record and beneficially, the number of shares of Common Stock set forth opposite his or her name on Schedule 2.4 hereto, free and clear of any pledges, security interests, liens, charges or other encumbrances.

     2.3 Government Approvals. No consent, approval, license or authorization of, or designation, declaration or filing with, any court or governmental authority is or will be required on the part of the Company or the Principal Shareholders in connection with the execution, delivery and performance by the Company or the Principal Shareholders of this Agreement, any of the Related Agreements and any other agreements or instruments executed by the Company or the Principal Shareholders in connection herewith or therewith, or in connection with the issuance of the Debentures, the Warrants and the Warrant Shares, except for (i) those which have already been made or granted, (ii) those which may be required under state securities or "blue sky" laws, and (iii) the filing of registration statements with the Securities and Exchange Commission (the "Commission") and any applicable state securities commission as specifically provided for in the Registration Rights Agreement.

     2.4 Authorized and Outstanding Stock. The authorized capital stock of LDS consists of 1,500,000 shares of Common Stock, of which 785,000 shares are validly issued and outstanding and held of record and owned beneficially by the Persons set forth on Schedule 2.4 attached hereto, free and clear of all liens, security interests, restrictions on transfer, and other encumbrances, and the authorized capital stock of LDSI consists of 2,500 shares of Common Stock, of which 100 shares are validly issued and outstanding and held of record and owned beneficially by the Persons set forth on Schedule 2.4 attached hereto, free and clear of all liens, security interests, restrictions on transfer, and other encumbrances. All issued and outstanding shares of capital stock of LDS and LDSI are, and upon exercise of the Warrants pursuant to the terms of the Warrant Agreement and upon payment of the exercise price therefor, all Warrant Shares will be, duly and validly authorized, validly issued and fully paid and non-assessable and free from any restrictions on transfer, except for restrictions imposed by federal or state securities or "blue-sky" laws and except for those imposed pursuant to this Agreement and any Related Agreement. Except as set forth on Schedule 2.4, there are no outstanding warrants, options, commitments, preemptive rights, rights to acquire or purchase, conversion rights or demands of any character relating to the capital stock or other securities of LDS or LDSI. All issued and outstanding shares of capital stock of LDS and LDSI were issued (i) in transactions exempt from the registration provisions of the Act, and (ii) in compliance with or in transactions exempt from the registration provisions of applicable state securities or "blue-sky" laws.

     2.5 Subsidiaries. The Company does not have any Subsidiaries or other equity investment in any other Person.

     2.6 Financial Information. The Company has previously delivered to the Purchasers the financial statements of the Company for the year ended December 31, 1996, accompanied by the audit report of Ernst & Young LP (the "Audited Financial Statements"), and the financial statements of the Company for the year ended December 31, 1995 and for the two months ended February 28, 1997 (the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company and present fairly in accordance with generally accepted accounting principles applied on a basis consistent with prior periods the financial condition and results of operations of the Company as of the dates and for the periods shown; provided, however, that the Unaudited Financial Statements do not have all footnotes recorded in accordance with generally accepted accounting principles, and are subject to year-end adjustments. Except in connection with the transactions contemplated herein, the Company has no liability or obligation, contingent or otherwise, which is not adequately reserved against or reflected in the Audited Financial Statements, except for liabilities and obligations incurred in the ordinary course of business since December 31, 1996. Since December 31, 1996, except in connection with the transactions contemplated herein, (i) there has been no change in the business, assets, liabilities, condition (financial or otherwise) or operations of the Company except for changes in the ordinary course of business which would not have a Material Adverse Effect, and (ii) none of the business, prospects, condition (financial or otherwise), operations, property or affairs of the Company has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

     2.7 Events Subsequent to the Date of the Financial Statements. Except in connection with the transactions contemplated herein, and except as set forth on
Schedule 2.7, since December 31, 1996, the Company has not, except in the ordinary course of business, (i) issued any stock, stock options, warrants or other securities convertible into or exchangeable for capital stock, or any bond or other corporate security, (ii) borrowed any money (except under revolving lines of credit which existed as of December 31, 1996) or mortgaged, pledged or subjected to any lien any of its assets, tangible or intangible, (iii) sold, assigned or transferred any of its tangible assets, or canceled any debt or claim, or (iv) suffered any material loss of property or waived any right of substantial value. Except as set forth on Schedule 2.7, since December 31, 1996, the Company has not declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities.

     2.8 Litigation. Except as otherwise set forth on Schedule 2.8 hereto, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company or the Principal Shareholders threatened, against the Company or affecting any of its properties or assets, or against any officer, key employee or shareholder of the Company in his or her capacity as such, and, to the knowledge of the Company and the Principal Stockholders, no event has occurred nor does there exist any condition on the basis of which any litigation, proceeding or investigation is reasonably likely to be instituted with any substantial likelihood of recovery where such recovery would have a Material Adverse Effect. Neither the Company nor any officer, key employee or shareholder of the Company in his or her capacity as such is, to the knowledge of the Company and the Principal Shareholders, in material default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency.

     2.9 Compliance with Laws and Other Instruments. The Company is in compliance with all of the provisions of this Agreement and of its charter and by-laws, and, in all material respects with the provisions of each mortgage, indenture, lease, license, other agreement or instrument, judgment, decree, judicial order, statute, and regulation by which it is bound or to which it or its properties are subject. Neither the execution, delivery or performance of this Agreement and the Related Agreements nor the consummation of the transactions contemplated hereby and thereby, nor the offer, issuance, sale or delivery of the Debentures, the Warrants and Warrant Shares, with or without the giving of notice or passage of time, or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of the Company pursuant to any provision of its charter or by-laws, subject to the Charter Amendments, or any statute, rule or regulation, contract, lease, judgment, decree or other document or instrument by which the Company is bound or to which it or any of its properties are subject, or will cause the Company to lose the benefit of any right or privilege it presently enjoys or cause any Person who is expected to normally do business with the Company to discontinue to do so on the same basis, except for violations, breaches, defaults, encumbrances or losses which would not have a Material Adverse Effect.

     2.10 Taxes. Each of LDS and LDSI is a S corporation within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes and has been a S corporation continually since the date of its formation. The Company has filed all tax returns, reports and forms (including statements of estimated taxes owed) required to be filed within the applicable periods for such filings and has paid all taxes required to be paid, and has established adequate reserves (net of estimated tax payments already made) for the payment of all taxes payable in respect to the period subsequent to the last periods covered by such returns. All such tax returns, reports and forms are true, correct and complete. Each of LDS and LDSI has properly classified for tax purposes all employees, consultants and independent contractors, and has made all filings and has withheld and paid all taxes, required to have been filed, withheld or paid in connection with services provided by such persons. Adequate amounts have been withheld by LDS and LDSI from its respective employees for all periods in compliance with the tax, social security and unemployment withholding provisions of all federal, state, local and foreign laws. No deficiencies for any tax are currently assessed against LDS or LDSI, and no tax returns of LDS or LDSI have ever been audited, and, to the knowledge of LDS or LDSI and the Principal Shareholders, there is no such audit pending and the Company has not received any notice for any taxing authority that it is contemplating such an audit. There is no tax lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of LDS or LDSI, other than any lien for taxes not yet due and payable. For the purposes of this Agreement, the term "tax" shall include all federal, state, local and foreign taxes, including income, franchise, property, sales, use, gross receipts, excise, withholding, payroll and employment taxes or other similar assessments of any kind whatsoever, including all interest, penalties and additions imposed with respect to such amounts.

     2.11 Real Property; Environmental Matters.

     (a) Schedule 2.11 sets forth the addresses and uses of all real property that the Company owns or leases or subleases, and any lien (exclusive of any statutory landlord's lien) or encumbrance for which the Company is liable and which the Company has secured with any such owned real property or leasehold interest, specifying in the case of each such lease or sublease, the name of the lessor or sublessor, as the case may be, the lease term and the obligations of the lessee thereunder (or in lieu thereof, attaching a copy of such lease or sublease). There are no defaults by the Company, or to the actual knowledge of the Company and the Principal Shareholders (without investigation by the Company or the Principal Shareholders), by any other party thereto, which might curtail in any material respect the present use by the Company of the property listed on
Schedule 2.11. The performance by the Company of this Agreement and the Related Agreements will not result in the termination of, or in any increase of any amounts payable under, any lease listed on Schedule 2.11.

     (b) All real property, owned or leased by the Company comply with all applicable laws, rules, regulations, order, ordinances, judgments and decrees of any governmental authorities with respect to all environmental statutes, rules and regulations. The Company has not received notice of, nor does the Company or any Principal Shareholder have knowledge of, any past or present events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company which may cause noncompliance with, or which may give rise to any liability for any claim, action, suit, proceeding, hearing, or investigation, based on or related to the disposal, storage, handling, manufacture, processing, distribution, use, treatment or transport, or the emission, discharge, release or threatened release into the environment, of any Substance (as defined herein). As used in this Section 2.11, the term "Substance" or "Substances" shall mean any pollutant, hazardous substance, hazardous material, hazardous waste or toxic waste, as defined in any presently enacted federal, state or local statute or any regulation that has been promulgated pursuant thereto. No part of any of the real property owned or leased by the Company has been listed or proposed for listing on the National Priorities List established by the United States Environmental Protection Agency, or any other such list by any federal, state or local authorities.

     (c) The Company has all registrations, permits, licenses, and approvals issued by or on behalf of any federal, state or local governmental body or agency if any ("Environmental Permits") that are required in connection with the operation by the Company of its business, the discharge or emission of Substances by the Company from real property owned or leased by the Company or the generation, treatment, storage, transportation, or disposal of any such Substances by the Company.

     2.12 Personal Property. Except as set forth on Schedule 2.12 and except for property sold or otherwise disposed of in the ordinary course of business since December 31, 1996, the Company owns free and clear of any liens or encumbrances, all of the personal property reflected as owned by the Company in the most recent balance sheet contained in the Financial Statements, and all other material items of personal property acquired by the Company through the date hereof. All material items of such personal property are in normal operating condition, wear and tear excepted.

     2.13 Patents, Trademarks, etc. Set forth on Schedule 2.13 is a list and brief description of all material patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications trade names and copyrights and all applications for such that are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and to conduct and market any educational course or program now marketed or conducted by the Company and no claim is pending or, to the knowledge of the Company and the Principal Shareholders, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, or that the Company does not have the right to market any educational course or program, and there is no known basis for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of the Company and the Principal Shareholders, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no known basis for any such claim (whether or not pending or threatened).

     2.14 Agreements of Directors, Officers and Employees. To the knowledge of the Company, no director, officer or employee of or consultant to the Company is in violation of any terms of any employment contract, non-competition agreement, non-disclosure agreement, patent disclosure or assignment agreement or other contract or agreement containing restrictive covenants relating to the right of any such director, officer, employee or consultant to be employed or engaged by the Company because of the nature of the business conducted or proposed to be conducted by the Company, or relating to the use of trade secrets or proprietary information of others.

     2.15 Governmental and Industrial Approvals. The Company has all the material permits, licenses, orders, franchises and other rights and privileges of all federal, state, local or foreign governmental or regulatory bodies necessary for the conduct of its business as presently conducted. All such permits, licenses, orders, franchises and other rights and privileges are in full force and effect and, to the knowledge of the Company and the Principal Shareholders, no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders, franchises or other rights and privileges will be affected by the consummation of the transactions contemplated in this Agreement and the Related Agreements.

     2.16 Contracts and Commitments. Except in connection with the transactions set forth herein, and except as set forth on Schedule 2.16 attached hereto, the Company has no contract, obligation or commitment which is material or which involves a potential material commitment or any stock redemption or stock purchase agreement, stock option plan, shareholders' agreement, financing agreement, license or real property lease. For purposes of this Section 2.16, a contract, obligation or commitment shall be deemed material if it requires expenditures to be made by the Company within one year from the date hereof in excess of $100,000 or requires payment to the Company within one year from the date hereof in excess of $100,000 and is not cancelable by the Company without penalty within 30 days.

     2.17 Registration Rights. The Company has not granted any rights relating to registration of its capital stock under the Act or state securities laws other than those contained in the Registration Rights Agreement.

     2.18 Insurance Coverage. Schedule 2.18 hereto contains an accurate list of the insurance policies currently maintained by the Company. Except as described on Schedule 2.18, there are currently no claims pending against the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums due and payable with respect to the policies maintained by the Company have been paid to date. All such policies are in full force and effect and provide insurance, including without limitation, liability insurance, in such amounts and against such risks as is customary for companies engaged in similar businesses to the Company to protect employees, properties, assets, businesses and operations of the Company.

     2.19 Employee Matters. Except as set forth on Schedule 2.19, and except as set forth herein, the Company does not have in effect any employment agreements, consulting agreements, deferred compensation, severance, pension or retirement agreements or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. The Company and the Principal Shareholders have no knowledge that any of the officers or other key employees of the Company presently intends to terminate his employment. The Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. The Company is in material compliance with the terms of all plans, programs and agreements listed on Schedule 2.19, and each such plan, program or agreement is in material compliance with all of the requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No such plan or program has engaged in any "prohibited transaction" as defined in Section 4975 of the Code, or has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA, nor has any reportable event as defined in Section 4043(b) of ERISA occurred with respect to any such plan or program. With respect to each plan listed on
Schedule 2.19, any required filings, including all filings required to be made with the United States Department of Labor and Internal Revenue Service, have been timely filed, except where the failure to make such filings will not have a Material Adverse Effect. The consummation of the transactions contemplated hereby will not entitle any employee of the Company to receive any bonus, severance or other payment.

     2.20 No Brokers or Finders. Except for a fee in the amount of $200,000 payable to Samedan, Inc., of which fee $80,000 shall be paid by the Company in cash at the Closing, and $120,000 of which shall be paid through the issuance of Senior Debentures and Warrants as provided in Article 1, the parties hereto agree that no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any Purchaser.

     2.21 Transactions with Affiliates. Except as set forth on Schedule 2.21, and except as set forth herein, there are no loans, leases or other continuing transactions between the Company on the one hand, and any officer or director of the Company or any person owning five percent (5%) or more of the Common Stock of the Company or any respective family member or affiliate of such officer, director or shareholder on the other hand.

     2.22 Assumptions; Guarantees, etc. of Indebtedness of Other Persons. Except as set forth on Schedule 2.22, the Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on or for any indebtedness for borrowed money of any other Person, except guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

                                  ARTICLE III

                      AFFIRMATIVE COVENANTS OF THE COMPANY

     Without limiting any other covenants and provisions hereof, the Company covenants and agrees that except as is otherwise provided in Sections 3.12, 3.13 and Section 11.4, it will observe the following covenants on and after the Closing Date and until the first to occur of (i) consummation of a Qualified Public Offering, and (ii) repayment in full of all obligations under the Debentures and redemption of all Warrant Shares.

     3.1 Accounts and Reports. The Company will, and will cause each of its Subsidiaries to, maintain a system of accounts in accordance with generally accepted accounting principles consistently applied and the Company will, and will cause each of its Subsidiaries to, keep full and complete financial records. The Company will furnish to each Purchaser the information set forth in this Section 3.1.

     (a) Within ninety (90) days after the end of each fiscal year, a copy of the consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such year, together with consolidated and consolidating statements of income, shareholders' equity and cash flow of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and accompanied by the unqualified report of Ernst & Young LP or such other of the six largest public accountant firms (measured by total revenues) as may be selected from time to time by the Board of Directors; provided that such consolidating statements need not be audited.

     (b) Within thirty (30) days after each month, a preliminary consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such month and preliminary consolidated and consolidating statements of income, shareholders' equity and cash flow for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail.

     (c) At the time of delivery of each monthly and annual statement, a certificate, executed by either the president or chief financial officer of the Company stating that such officer has reviewed the provisions of Articles III, IV and IX of this Agreement and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions thereof or, if such officer has such knowledge, specifying such default.

     (d) Not later than thirty (30) days prior to the end of each fiscal year, a copy of the operating plan and budget for the next fiscal year required under
Section 3.8.

     (e) Promptly upon receipt thereof, any written report, any so called "management letter", and any other reports submitted to the Company or any Subsidiary by its independent public accountants relating to the business, prospects or financial condition of the Company and its Subsidiaries.

     (f) Promptly after the commencement thereof, notice of (i) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company (or any Subsidiary) which, if successful, would have a Material Adverse Effect; and (ii) all material defaults by the Company or any Subsidiary (whether or not declared) under any agreement for money borrowed (unless waived or cured within applicable grace periods);

     (g) Promptly upon sending, making available, or filing the same, all reports and financial statements as the Company (or any Subsidiary) shall send or make available generally to the shareholders of the Company as such or to the Commission; and

     (h) Such other information with regard to the business, properties or the condition or operations, financial or otherwise, of the Company or its Subsidiaries as the Purchasers may from time to time reasonably request.

     3.2 Payment of Taxes. The Company will pay and discharge (and cause any Subsidiary to pay and discharge) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company (or any Subsidiary), provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which (i) has not been asserted or is not owed, or (ii) is being contested in good faith and by proper proceedings if the Company or such Subsidiary shall have set aside on its books adequate reserves in the opinion of management and the Company's independent accountants with respect thereto.

     3.3 Maintenance of Key Man Insurance. The Company will, at its expense, use its best effort to maintain a life insurance policy with a death benefit of at least $ 1,000,000 with a responsible and reputable insurance company payable to the Company on the life of each of Mary Kay Brooks and Darren Bryden. The Company will maintain such policies and will not cause or permit any assignment of the proceeds of such policies and will not borrow against such policies. The Company will add one designee of the Purchasers as a notice party to such policy, and will request that the issuer of each policy provide such designee with ten (10) days' notice before either such policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof. Each of the Principal Shareholders hereby represents and warrants that he or she has not in the past been denied insurance on usual and customary rates available for an insured without a pre-existing condition, and that he or she has no knowledge of any fact or circumstance which would prevent the Company from obtaining life insurance on his or her life at such usual and customary rates.

     3.4 Compliance with Laws, etc. The Company will comply (and cause each of its Subsidiaries to comply) with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would have a material adverse effect on the business, condition or results of operations of the Company and its Subsidiaries, taken as a whole.

     3.5 Inspection. At any reasonable time during normal business hours and from time to time, but not more frequently than once per calendar quarter, respectively, for all Purchasers and not more than once every twelve months for all unaffiliated transferees of the Purchasers, as a group, the Company (and each of its Subsidiaries) will permit (i) any one or more of the Purchasers who then own, of record or beneficially, any Debentures, Warrants or Warrant Shares who owns, of record or beneficially, at least ten percent (10%) of the then outstanding principal amount of the Debentures, Warrants or Warrant Shares, and
(ii) any of the agents or representatives of the foregoing Persons, to examine and make copies of and extracts from the records and books of account of and visit the properties of the Company (and any of its Subsidiaries) and to discuss the Company's affairs, finances and accounts with any of its officers or directors; provided that any Person or Persons exercising rights under this
Section 3.5 shall (i) use all reasonable efforts to ensure that any such examination or visit results in a minimum of disruption to the operations of the Company and (ii) shall agree in writing to keep any proprietary information of the Company disclosed to him in the course of such inspection confidential in a manner consistent with prudent business practices and treatment of such Person's or Persons' own confidential information and not use such proprietary information for any purpose in competition with the Company's business. The rights granted under this Section 3.5 shall be in addition to any rights which any Purchaser may have under applicable law.

     3.6 Corporate Existence; Ownership of Subsidiaries. The Company will, and will cause its Subsidiaries to, at all times preserve and keep in full force and effect their corporate existence, and rights and franchises material to the business of the Company and its Subsidiaries, taken as a whole, and will qualify, and will cause each of its Subsidiaries to qualify, to do business as a foreign corporation in any jurisdiction where the failure to do so would have a Material Adverse Effect. The Company shall at all times own of record and beneficially, free and clear of all liens, charges, restrictions, claims and encumbrances of any nature, a majority of the issued and outstanding capital stock of each of its Subsidiaries.

     3.7 Compliance with ERISA. The Company will comply (and cause each of its Subsidiaries to comply) in all material respects with all minimum funding requirements applicable to any pension or other employee benefit plans which are subject to ERISA or to the Code, and comply in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any of its Subsidiaries will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any of its Subsidiaries.

     3.8 Board Approval. Not later than thirty (30) days prior to the end of each fiscal year, the Company will prepare and submit to its Board of Directors for its approval prior to such year end an operating plan and budget, cash flow projections and profit and loss projections, all itemized in reasonable detail for the immediately following year.

     3.9 Financings. The Company will promptly provide to the Board of Directors the details and terms of, and any brochures or investment memoranda prepared by the Company related to, any possible financing of any nature for the Company (or any of its Subsidiaries), whether initiated by the Company or any other Person.

     3.10 Meetings of the Board of Directors. The Directors shall schedule regular meetings not less frequently than once every fiscal quarter. The Company shall reimburse all members of the Board of Directors of the Company for all direct out-of-pocket expenses incurred by them in attending such meetings.

     3.11 Rule 144A Information. The Company shall, upon the written request of any Purchaser, provide to such Purchaser and to any prospective institutional transferee of the Debentures designated by such Purchaser, such financial and other information as is reasonably available to the Company or can be obtained by the Company without material expense and as such Purchaser may reasonably determine is required to permit such transfer to comply with the requirements of Rule 144A promulgated under the Act.

                                   ARTICLE IV

                        NEGATIVE COVENANTS OF THE COMPANY

     Without limiting any other covenants and provisions hereof, the Company covenants and agrees that except as is otherwise provided in Section 11.4, it will comply (and will cause each Subsidiary to comply) for the benefit of the Purchasers with each of the provisions of this Article IV on and after the Closing Date and until the first to occur of (i) consummation of a Qualified Public Offering and (ii) repayment of all obligations under the Debentures and redemption of all Warrants or Warrant Shares.

     4.1 Investments in Other Persons. The Company will not make or permit any Subsidiary to make any loan or advance to any Person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, the capital stock or assets of any Person without the prior approval of the Purchasers, except:

          (i) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

          (ii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having a combined capital and surplus of at least $50,000,000;

          (iii) loans, advances or investments from the Company to any Subsidiary, a Subsidiary to the Company or from a Subsidiary to another Subsidiary;

          (iv) investments by the Company or a Subsidiary in A-rated or better commercial paper having a maturity of not more than one year from the date of acquisition; and

          (v) investments by the Company or a Subsidiary in "money market" fund shares, or in "money market" accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that such "money market" fund or "money market" accounts invest principally in investments of the types described in clauses (i), (ii) or (iv) of this subsection 4. 1.

     4.2 Distributions. Except as otherwise expressly set forth in this Agreement and the Related Agreements, the Company will not declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or permit any Subsidiary to do any of the foregoing, except that the Subsidiaries may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Company and except that nothing herein contained shall prevent the Company from:

          (i) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock; or

          (ii) complying with the terms of the Redemption Agreement.

     4.3 Dealings with Affiliates. Except as set forth herein and in the Related Agreements, and except for those transactions listed in Schedule 4.3 attached hereto, the Company will not enter into any transaction with any officer or director of the Company or any Subsidiary or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlling, controlled by or under common control with one or more of such officers, directors or shareholders or members of their immediate families, unless the interest of such person is disclosed in advance to the Board of Directors, such transaction is on arm's-length terms which are no less favorable to the Company or any Subsidiary than those which could have been obtained from an unaffiliated third party, and such transaction is approved by a disinterested majority of the Board of Directors of the Company or such Subsidiary.

     4.4 Merger. Except as set forth herein, the Company shall not, and shall not permit any Subsidiary to merge or consolidate with any other corporation, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all, or substantially all, of its assets (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to any Person, or permit any Subsidiary to do any of the foregoing, (i) except for sales or other dispositions of assets in the ordinary course of business, and (ii) except that
(a) any wholly owned Subsidiary may merge into or consolidate with or transfer assets to any other wholly owned Subsidiary, and (b) any wholly owned Subsidiary may merge into or transfer assets to the Company. Notwithstanding the provisions of this Section 4.4, if in connection with the sale, merger or consolidation of the Company, (i) all of the Debentures are paid in full, and the Purchasers receive with respect to their Warrants or Warrant Shares cash or "Liquid Securities" (as herein defined), and (ii) if such transaction is consummated prior to the fourth anniversary of the Closing Date, the amount to be received by the Purchasers for their Warrants or Warrant Shares is at least equal to the amount paid by the Purchasers for the Senior Debentures, less all interest paid or accrued by the Company on the Senior Debentures, then the Company may consummate such transaction without the approval of the Purchasers. The term "Liquid Securities" means securities which are tradeable without regard to volume limitations (except for (i) such restrictions on transfer that may be imposed in order for a transaction to be accounted for as a pooling of interests, and (ii) for restrictions under an issuer's internal guidelines pertaining to transfers by affiliates), and which have been issued by an entity with market capitalization of at least $750 million, and for which the average daily trading volume of such securities during the 30 day period immediately preceding such transaction exceeds 100,000 shares; provided that if securities are received pursuant to an agreement which provides for the filing of a registration statement to cover or permit resales of such securities, such securities shall be deemed "Liquid Securities".

     4.5 Limitation on Options. Except as otherwise expressly set forth in this Agreement and the Related Agreements, the Company shall not grant any options, warrants or other rights to acquire shares of Common Stock or other equity securities of the Company, other than pursuant to the Option Plans.

     4.6 Limitation on Subsidiary Dividends and Other Distributions. The Company shall not permit any of its Subsidiaries, directly or indirectly, to create or suffer to exist or become effective any encumbrances or restrictions on the ability of any of its Subsidiaries to (i) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profit owned by any of the Company or any of its Subsidiaries, or pay any indebtedness owed by any of the Subsidiaries, (ii) make loans or advances to the Company, or (iii) transfer any of its properties or assets to the Company.

     4.7 No Conflicting Agreements. The Company agrees that neither it nor any Subsidiary will, without the consent of the Purchasers, enter into or amend any agreement, contract, commitment or understanding which would restrict or prohibit the exercise by the Purchasers of any of their rights under this Agreement or any of the Related Agreements.

     4.8 Change in Business. The Company will continue to remain principally engaged in the line of business in which it is engaged on the date hereof, and will not, without the consent of the Purchasers, enter into any unrelated business.

     4.9 Indebtedness. Except as otherwise expressly set forth in this Agreement and the Related Agreements, the Company will not, and will not permit any Subsidiary to, incur or suffer to remain any Indebtedness for borrowed money other than (i) Indebtedness evidenced by the Senior Debentures, (ii) Indebtedness evidenced by the Junior Debentures, (iii) Indebtedness consisting of Senior Debt, (iv) Indebtedness under a bank line of credit, (v) Indebtedness incurred or assumed in connection with the acquisition of a Person to the extent permitted under Sections 4.1 and 4.4 and (vi) as expressly set forth in this Agreement and the Related Agreements. In addition, the Company will not incur any Indebtedness ranking senior to or pari passu with the Senior Debentures (other than trade payables in the normal course of business) if for any consecutive twelve month period ending at the close of any fiscal quarter occurring after the Closing Date, Consolidated Net Income before interest and taxes for such twelve month period is less than 1.5 times the interest payments on the Senior Debentures and any debt ranking senior or pari passu with the Senior Debentures (including non-cash interest on the Senior Debentures) for such twelve month period.

     4.10 Minimum Net Income. The Company and its Subsidiaries shall have Consolidated Net Income for the twelve consecutive months ending on the last day of each of its fiscal quarters (treated as a single accounting period), commencing with the quarter ending March 31, 1997, of at least $ 1.00. Notwithstanding the provision of Section 4.10, if the Board of Directors of the Company (including all designees of Summit Ventures IV, L.P.) unanimously approves a business plan or budget that forecasts Consolidated Net Income of less than $1.00, then this Section 4.10 shall be deemed to have been waived with respect to the period of time covered by such business plan or budget, and the Purchasers shall not have any right of acceleration under Article IX, or any right to designate additional directors under the Shareholder

Agreement if Consolidated Net Income is less than $1.00 during the period covered by such business plan or budget.

                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     5.1 Representations and Warranties. Each Purchaser hereby represents and warrants to the Company as follows:

     (a) With respect to such of the Purchasers as are individuals, such Purchaser has full legal capacity and unrestricted power to execute and deliver this agreement and the Related Agreements to which he or she is a party, and any other agreements or instruments executed by him or her in connection herewith or therewith and to consummate the transactions contemplated herein or therein. With respect to such of the Purchasers as are partnerships, such Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite partnership power and authority and has taken all necessary partnership action required for the due authorization, execution, delivery and performance by the Purchaser of this Agreement and the Related Agreements, and any other agreements or instruments executed by the Purchaser in connection herewith or therewith and the consummation of the transactions contemplated herein or therein;

     (b) This Agreement, the Related Agreements and the other agreements and instruments executed by such Purchaser in connection herewith or therewith will each be a legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms;

     (c) No consent, approval, license or authorization of, or designation, declaration or filing with, any court or governmental authority is or will be required on the part of the Purchasers in connection with the execution, delivery and performance by the Purchasers of this Agreement, any Related Agreements and any other agreements or instruments executed by the Purchasers in connection herewith or therewith.

     (d) The Purchasers are in compliance with all the provisions of this Agreement and their organizational and partnership documents, if any, and in all material respects with the material provisions of each other agreement or instrument, judgment, decree, judicial order, statute and regulation by which they are bound or to which they are subject. Neither the execution, delivery or performance of this Agreement and the Related Agreements nor the consummation of the transactions contemplated hereby and thereby, will materially violate, or result in any material breach of, or constitute a default under any provision of the Purchasers organization or partnership documents, if any, or any statute, rule or regulation, contract, lease, judgment, decree or other document or instrument by which the Purchasers is bound.

     (e) Each Purchaser is acquiring the Senior Debentures, Warrants and Warrant Shares solely for its own account as an investment and not with a view to any distribution or resale thereof in violation of the Securities Act. Each Purchaser has been advised that the Senior Debentures, Warrants and Warrant Shares have not been registered under the Securities Act or under the provisions of any state securities or "blue sky" law. Each Purchaser, by accepting the Senior Debentures, Warrants and Warrant Shares, agrees and acknowledges that it will not directly or indirectly, offer, transfer, sell, assign, pledge, encumber, hypothecate or dispose of any of such Senior Debentures, Warrants or Warrant Shares (or to solicit any offers to purchase or otherwise acquire or take a pledge of any of the Senior Debentures, Warrants or Warrant Shares) unless such offer, transfer, sale, assignment, pledge, encumbrance, hypothecation or other disposition is made (i) pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities or "blue sky" laws or (ii) pursuant to an available exemption from registration under, or otherwise in compliance with, the Securities Act and all applicable state securities or "blue sky" laws. Such Purchaser understands and agrees that in the case of a transfer or other disposition made pursuant to clause (ii) above, each Purchaser of Senior Debentures, Warrants or Warrant Shares shall be required to provide to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that registration under the Securities Act is not required and a written certification (or in the Company's discretion, an opinion of counsel reasonably acceptable to the Company (who may be counsel employed by the Purchaser)) that qualification or registration under any such state securities laws and regulations is not required (or that any applicable state qualification or registration requirements have been satisfied in full).

     (f) Each Purchaser is an "Accredited Investor" (as such term is defined in Rule 501 of Regulation D of the Securities Act). The financial situation of the Purchaser is such that it can afford to bear the economic risk of holding the unregistered Senior Debentures, Warrants or Warrant for an indefinite period of time. Each Purchaser can afford to suffer the complete loss of its investment in the Senior Debentures, Warrants or Warrant Shares. The knowledge and experience of the Purchaser in financial and business matters is such that it is capable of evaluating the risk of the investment in the Securities. Each Purchaser acknowledges that it has had access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as the each Purchaser has deemed necessary in connection with its decision to purchase the Senior Debentures, Warrants or Warrant Shares, and that no representation or warranties, express or implied, are being made by the Company with respect to the Company, the Senior Debentures, Warrants or Warrant Shares, other than those expressly set forth herein.

     (g) Such Purchaser has been advised and understands that the Senior Debentures, Warrants and Warrant Shares have not been registered under the Act, on the grounds that no distribution or public offering of the Senior Debentures, Warrants or Warrant Shares is to be effected, and that in this connection, the Company is relying in part on the representations of such Purchaser set forth in this Article V;

     (h) Such Purchaser has been further advised and understands that no public market now exists for any of the securities issued by the Company and that a public market may never exist for the Senior Debentures, Warrants or Warrant Shares; and

     (i) Except as set forth on Schedule 5.1, no person has or will have, as a result of the transaction contemplated by this Agreement, any right, interest or claim against or upon the Purchasers or the Company or any of its Subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser.

     (j) Such Purchaser is not subscribing for the Senior Debentures, Warrants and Warrant Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting;

     (k) Each of the Purchasers represents, warrants and covenants that it shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to it by the Company ("Confidential Information") in connection with the herein contemplated offering (the "Offering"). This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by any Purchaser, (b) lawfully disclosed to such Purchaser by a third party who possessed such information without any obligation of confidentiality, (c) known previously by such Purchaser or lawfully developed by such Purchaser independent of any disclosure by the Company, or (d) disclosed to legal or financial advisors in the ordinary course of evaluating this investment; provided, however, that such advisors agree to be bound by the provisions of this Section 5.1(k). Each Purchaser further covenants that such Purchaser shall return to the Company all tangible materials containing such information upon request by the Company. Notwithstanding the foregoing, in the event that a Purchaser is required by subpoena, civil investigative demand or similar legal process to disclose any Confidential Information, such Purchaser agrees that it will promptly notify the Company of such request or requirement prior to any such disclosure so that the Company may seek to oppose such disclosure or to obtain an appropriate protective order or other appropriate remedy. Such Purchaser shall not be liable for the disclosure of Confidential Information pursuant to the preceding sentence unless such disclosure was caused by or resulted from a previous disclosure not permitted by this Agreement. Such Purchaser agrees that it will exercise its best efforts, without cost to such Purchaser, to assist the Company in obtaining a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. The foregoing provisions of this Section 5.1 (k) notwithstanding, any Purchaser may disclose and use any Confidential Information in connection with the enforcement of its rights hereunder and in any action, suit or is preceding relating thereto.

     5.2 Permitted Transfers; Legends. The Company agrees that it will permit a transfer of Senior Debentures, Warrants and Warrant Shares by a Purchaser which is a partnership or limited liability company to an affiliated partnership or limited liability company of such Purchaser, and that following consummation of the first sale of equity securities by the Company pursuant to a registration statement filed under the Act, it will permit, upon prior written request, (i) a transfer of the Senior Debentures, Warrants and Warrant Shares by a partnership to one or more of its partners, where no consideration is exchanged therefor by such partners, or to a retired or withdrawn partner who retires or withdraws after the date hereof in full or partial distribution of his interest in such partnership, or to the estate of any such partner or the transfer by gift will or intestate succession of any partner to his spouse or to his siblings, lineal descendants or ancestors of such partner of his spouse, or to a trust created for the benefit of one or more of the foregoing and (if such Person agrees to be subject to this Agreement and Related Agreements and) (ii) a sale or other transfer of any of the Senior Debentures, Warrants or Warrant Shares, if the transferee agrees in writing to be subject to the terms hereof and the Related Agreements to the same extent as if it were an original Purchaser hereunder and upon obtaining assurance satisfactory to the Company that such transaction is exempt from the registration requirements of, or is covered by an effective registration statement under the Act and applicable state securities or "blue-sky" laws, including without limitation, receipt of an unqualified opinion of counsel reasonably satisfactory to the Company. The certificates representing the Senior Debentures, Warrants or Warrant Shares shall bear a legend evidencing such restriction on transfer substantially in the following form:

          "This security has been acquired for investment and has not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state. This security may not be transferred by sale, assignment, pledge or otherwise unless (i) a registration statement therefor under the Act is in effect or (ii) the corporation has received an opinion of counsel, which opinion is reasonably satisfactory to the corporation to the effect that such registration is not required under the Act or the securities laws of any state.

                                   ARTICLE VI

                           SUBORDINATION OF DEBENTURES

     6.1 Agreement to Subordinate. The Company agrees, and each holder of the Debentures by its acceptance thereof agrees, that notwithstanding any other provision of this Agreement or the Debentures, the payment of the principal of and interest on each and all of the Debentures shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Indebtedness of the Company at any time outstanding for money borrowed from commercial banks, including any extensions, renewals, modifications or refinancings thereof, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms subordinate and junior to or on parity with the Debentures and which is permitted hereby at the time it is created or incurred, and that such subordination is for the benefit of and may be enforced by the holder(s) of Senior Debt against the Company and any holder of the Debentures. Furthermore, each holder of a Junior Debenture, by his or her acceptance thereof agrees, that notwithstanding any other provision of this Agreement or the Junior Debentures, the payment of the principal of and interest on each and all of the Junior Debentures shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Indebtedness of the Company under the Senior Debentures, and that such subordination is for the benefit of and may be enforced by the holders of Senior Debt against the Company and any holder of the Junior Debentures. Such Indebtedness of the Company to which the Debentures are subordinate and junior is referred to herein as "Senior Debt", and in the case of the Junior Debentures, the term Senior Debt shall also include any obligations of the Company under the Senior Debentures. Each holder of Debentures by its acceptance thereof agrees to execute, acknowledge and deliver such instruments, subordination agreements, inter-creditor agreements and other agreements as any holder of Senior Debt may from time to time request which are not on terms inconsistent with the terms hereunder in order to confirm, reflect and implement such subordination.

     6.2 Acceleration of Senior Debt. Upon maturity of any Senior Debt, whether by acceleration (unless waived or rescinded in writing), lapse of time or otherwise, no payment shall be made on account of principal of or interest on the Debentures until all principal of and accrued and unpaid interest on all such matured Senior Debt shall have been paid in full or such payment shall have been duly provided for.

     6.3 Insolvency, Etc. In the event of any insolvency or bankruptcy proceeding, or any receivership, liquidation, reorganization or similar proceedings in connection therewith (or upon the distribution of the assets of the Company in connection therewith) relative to the Company or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, upon any assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company, then and in such event the holders of Senior Debt shall be entitled to receive payment in full of all obligations of principal and accrued and unpaid interest with respect to Senior Debt before the holders of Debentures shall be entitled to receive any payment of principal or interest upon the Debentures, provided, however, that if a payment or distribution in respect of the Debentures (i) is authorized by a final, non-appealable order or decree giving explicit effect to the subordination of the Debentures to Senior Debt and made by a court of competent jurisdiction in a reorganization or bankruptcy proceeding or (ii) is in the form of securities or obligations which by their terms are subordinate and junior (at least to the extent provided in this Article VI) to the payment of all Senior Debt then outstanding, then such payment or distribution may be made to the holders of Debentures notwithstanding the occurrence of the events described in this Section 6.3.

     6.4 Payments Held in Trust. If the holder of any Debenture receives any payment or distribution of any character, whether in cash, securities or other property, or whether in the form of a payment from the Company or any guarantor or any other party, with respect to such Debentures which such holder is not entitled to receive on account of the provisions of this Article VI and has knowledge or has received notice that it is not so entitled, such holder will hold any amounts so received in trust for the benefit of the holders of Senior Debt and will forthwith turn over such payment or distribution to the holders of Senior Debt and upon receipt such payment or distribution shall be applied to Senior Debt until the same shall have been paid in full.

     6.5 The Company's Obligations Unconditional. The provisions of this Article VI are for the purpose of defining the relative rights of holders of Senior Debt on the one hand, and the holders of Debentures on the other hand, against the Company and its property. Nothing herein shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the holders of Debentures, the obligation of the Company, which is unconditional and absolute, to pay to the holders thereof the full amount of the principal and accrued and unpaid interest on the Debentures, in accordance with the terms thereof and the provisions hereof, and to comply with all of its covenants and agreements contained herein; nor shall anything herein prevent the holder of any Debentures from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under any Debenture, subject to the rights, if any, under this Article VI of holders of Senior Debt to receive payments and distributions otherwise payable to the holders of Debentures.

     6.6 Subrogation Upon Payment of Senior Debt. Subject to such conditions as the holder(s) of Senior Debt may require, upon payment in full of all Senior Debt, the holders of the Debentures shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to Senior Debt, to the extent that distributions otherwise payable to the holders of Debentures have been applied to the payment of Senior Debt, until the principal of and accrued and unpaid interest on the Debentures shall have been paid in full. For the purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities which the holders of Debentures would be entitled to receive except for the provisions of this Article VI shall, as between the Company and its creditors (other than the holders of Senior Debt) and the holders of Debentures, be deemed to be a payment by the Company to or on account of Senior Debt.

     6.7 Notice. The Company shall promptly notify the holders of Debentures of any facts known to the Company that would cause a payment of any obligations with respect to the Debentures to violate this Article VI, but failure to give such notice shall not affect the subordination of the Debentures to Senior Debt provided herein.

     6.8 Knowledge. No holder of any Debenture shall at any time be charged with knowledge of any of the events described in Sections 6.2 or 6.3 hereof or the existence of any other facts which would prohibit the making of any payment of monies to such holder or the taking of any acceleration or other action by such holder by virtue of the provisions of this Article VI unless and until such holder shall have received written notice of such events or facts signed, as the case may be, by an officer of the Company or by the holder of Senior Debt.

                                  ARTICLE VII

                      CONDITIONS OF PURCHASERS' OBLIGATION

     7.1 Effect of Conditions. The obligation of the Purchaser to purchase and pay for the Debentures and Warrants at the Closing shall be subject at its election to the satisfaction or waiver of each of the conditions stated in the following Sections of this Article.

     7.2 Representations and Warranties. The representations and warranties of the Company and the Principal Shareholders contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made on and as of that date, and the Purchasers shall have received a certificate dated as of such Closing Date and signed on behalf of the Company and the Principal Shareholders to that effect.

     7.3 Performance. The Company and the Principal Shareholders shall have performed and complied in all material respects with all of the agreements, covenants and conditions contained in this Agreement required to be performed or complied with by it and them at or prior to such Closing Date, and the Purchasers shall have received a certificate dated as of such Closing Date and signed on behalf of the Company and the Principal Shareholders to that effect.

     7.4 No Material Adverse Change. The business, properties, assets or condition (financial or otherwise) of the Company shall not have been materially adversely affected since the date of this Agreement, whether by fire, casualty, act of God or otherwise, and there shall have been no other changes in the business, properties, assets, condition (financial or otherwise), management or prospects of the Company that would have a Material Adverse Effect.

     7.5 Opinion of Counsel. The Purchasers shall have received an opinion, dated the Closing Date, from Brown & Wood LLP, counsel to the Company, in the form attached as Exhibit E.

     7.6 Board Election. Concurrently with the Closing, the Board of Directors of the Company shall have been expanded to seven members, two of whom shall be designees of the Purchasers as provided in the Shareholders' Agreement.

     7.7 Redemption Agreement. The Company shall have executed and delivered to the Purchasers the Redemption Agreement in the form of Exhibit F attached hereto.

     7.8 Shareholders Agreement. The Company and the Principal Shareholders shall have executed and delivered to the Purchasers the Shareholders Agreement in the form of Exhibit G attached hereto, and the existing shareholder agreement among the Company and the Principal Shareholders shall have been terminated.

     7.9 Registration Rights Agreement. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement in the form of Exhibit H attached hereto.

                                  ARTICLE VIII

                     CONDITIONS OF THE COMPANY'S OBLIGATIONS

     8.1 Effect of Conditions. The obligation of the Company to sell the Debentures and Warrants at the Closing shall be subject at its election to the satisfaction or waiver of each of the conditions stated in the following Sections of this Article.

     8.2 Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made on and as of that date and the Company shall have received a certificate on the Closing Date and signed on behalf of each Purchaser to that effect.

     8.3 Performance. The Purchasers shall have performed and complied in all material respects with all of the agreements, covenants and conditions contained in the Agreement required to be performed or complied with by them at or prior to such Closing, and the Company shall have received a certificate dated as of such Closing and signed on behalf of the Purchasers to that effect.

     8.4 Payment. Each of the Purchasers shall have delivered payment to the Company in respect of their purchases of the Senior Debentures and Warrants.

                                   ARTICLE IX

                              DEFAULTS AND REMEDIES

     9.1 Events of Default; Acceleration

     An "Event of Default" occurs if:

     (1) The Company defaults in the payment of any principal or interest of any Debenture when the same shall become due, either by the terms thereof or otherwise as herein provided; or

     (2) In the case of the Senior Debentures, the Company or any Subsidiary shall fail to perform or observe any covenant contained in Article IV of this Agreement, other than Section 4.10, and such default shall not have been remedied within twenty calendar days after such default shall first have become known to any officer of the Company or written notice thereof shall have been received by the Company (regardless of the source of such notice); or

     (3) In the case of the Senior Debentures, the Company shall fail to perform or observe the covenant contained in Section 4.10, and such failure shall continue for at least twenty-four (24) months, commencing with any month following the month in which the Closing Date occurs.

     (4) In the case of the Senior Debentures, the Company or any of its Subsidiaries defaults in the performance or observance of any other agreement, term or condition contained in the Senior Debentures, this Agreement or the Related Agreements and such default shall not have been remedied within twenty calendar days after such default shall first have become known to any officer of the Company or written notice thereof shall have been received by the Company (regardless of the source of such notice); or

     (5) The Company or any Subsidiary shall default (subject to any applicable grace period) in the payment of any principal of or premium, if any, or interest on any other Indebtedness or obligation with respect to borrowed money the outstanding principal of which is, at the time of such default, in an aggregate amount greater than $100,000 or shall default in the performance of any material term of any instrument evidencing such Indebtedness or of any mortgage, indenture or agreement relating thereto, and the effect of such default is to cause, or to permit the holder or holders of such obligation to cause, such Indebtedness or obligation to become due and payable prior to its stated maturity, unless such failure to pay or perform shall have been waived in writing by the requisite holders of such Indebtedness or other obligation; or

     (6) The Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

          (A) commences a voluntary case,

          (B) consents to the entry of an order for relief against it in an involuntary case,

          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

          (D) makes a general assignment for the benefit of its creditors, or

          (E) is the debtor in an involuntary case which is not dismissed within 60 days of the commencement thereof; or

     (7) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (A) provides for relief against the Company or any Subsidiary in an involuntary case,

          (B) appoints a Custodian of the Company or any Subsidiary for all or substantially all of its property, or

          (C) orders the liquidation of the Company or any Subsidiary; or

     (8) A final, non-appealable judgment for the payment of money in an amount in excess of $200,000 shall be rendered against the Company or any of its Subsidiaries (other than any judgment as to which a reputable insurance company shall have accepted full liability in writing) and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 30 days after the date on which the right to appeal has expired; or

     (9) Any representation or warranty made by the Company in this Agreement or in the Related Agreements shall prove to be materially false or incorrect on the date as of which made; then and in any such case (a) upon the occurrence of any Event of Default described in clause (6) or (7) above, the unpaid principal amount of and accrued and unpaid interest on the Debentures shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (b) upon the occurrence of any other Event of Default, in addition to any other rights, powers and remedies permitted by law or in equity, the holder or holders of greater than 50% in principal amount of the Senior Debentures then outstanding may, at its or their option, by notice in writing to the Company, declare all of the Debentures to be, and all of the Debentures shall thereupon be and become, immediately due and payable together with interest accrued and unpaid thereon and all other sums due hereunder, without presentment, demand, protest or other notice of any kind, all of which are waived by the Company.

     Upon the occurrence of any such Event of Default, the holders of Debentures may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Debentures held by them, for an injunction against a violation of any of the terms hereof or thereof, or for the pursuit of any other remedy which it may have by virtue of this Agreement or pursuant to applicable law. The Company shall pay to the holders of Debentures upon demand the reasonable costs and expenses of collection and of any other actions referred to in this Article IX, including without limitation reasonable attorney's fees, expenses and disbursements.

     No course of dealing and no delay on the part of the holders of Debentures in exercising any of their rights shall operate as a waiver thereof or otherwise prejudice the rights of any holder of the Debentures, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No right, power or remedy conferred hereby or by the Debentures on the holders thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

     9.2 Rescission of Acceleration. At any time after any declaration of acceleration of all the Debentures shall have been made pursuant to Section 9.1 by any holder or holders of the Senior Debentures and before a judgment or decree for the payment of money due has been obtained by such holder or holders, the holder or holders of at least a majority in aggregate principal amount of the Senior Debentures at the time outstanding may, by written notice to the Company and to the other holders of the Debentures rescind and annul such declaration and its consequences, provided that (i) the principal of and accrued and unpaid interest on the Debentures which shall have become due otherwise than by such declaration of acceleration shall have been duly paid, and (ii) all Events of Default other than the nonpayment of principal of and accrued and unpaid interest on the Debentures which have become due solely by such declaration of acceleration shall have been cured or waived by the holders of a majority in aggregate principal amount of the Debentures at the time outstanding. No rescission or annulment referred to above shall affect any subsequent Default or any right, power or remedy arising out of such subsequent Default.

                                   ARTICLE X

                               CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Act" means the Securities Act of 1933, as amended.

     "Agreement" means this 9% Senior Subordinated Debenture and Warrant Purchase Agreement as from time to time amended and in effect between the parties.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

     "Business Day" shall mean day which is not a legal holiday in the Commonwealth of Massachusetts or the City of Boston or New York City.

     "Cash and Cash Equivalents" means cash and investments in certificates of deposit, money market funds and obligations issues or guaranteed by the United States Government or any instrumentality thereof, in each case only if due and payable on demand or within thirty (30) days after the date of purchase.

     "Closing" shall have the meaning set forth in Section 1.5.

     "Closing Date" shall have the meaning set forth in Section 1.5.

     "Commission" shall have the meaning set forth in Section 2.3.

     "Company" shall have the meaning set forth in Section 1.9.

     "Consolidated Net Income" means, for any period, the Company's and its Subsidiaries' consolidated net income after any income and franchise tax, as determined in conformity with generally accepted accounting principles consistently applied, but excluding: (a) the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, unless received by the Company or its Subsidiary under cash distributions; (b) any after-tax gains or losses attributable to asset dispositions; and (c) to the extent not included in clauses (a) and (b) above, any after-tax extraordinary non-cash gains or extraordinary non-cash losses.

     "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     "Default" shall mean an Event of Default or any event which with notice or lapse of time or both would become an Event of Default.

     "Event of Default" shall have the meaning set forth in Section 9.1.

     "Indebtedness" means all obligations, contingent or otherwise, whether current or long-term, which in accordance with generally accepted accounting principles would be classified upon the obligor's balance sheet as indebtedness (other than deferred taxes) and shall also include capitalized leases, guarantees, endorsements (other than for collection in the ordinary course of business) or other arrangements whereby responsibility is assumed for the obligations of others, including any agreement to purchase or otherwise acquire the obligations of others or any agreement, contingent or otherwise, to furnish funds for the purchase of goods, supplies or services for the purpose of payment of the obligations of others, excluding accounts payable incurred in the ordinary course of business.

     "Lien" shall mean any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Liquidity Event" shall mean any one or more of the following: (i) a liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary; (ii) a sale, merger or similar transaction involving the Company, as the result of which those persons who held 100% of the voting stock of the Company immediately prior to such transaction do not hold more than 50% of the voting stock of the Company (or the surviving or resulting entity) after giving effect to such transaction; (iii) the sale of all or substantially all of the assets of the Company; or (iv) consummation of the first Qualified Public Offering.

     "Material Adverse Effect" means a material and adverse effect on the assets, liabilities, properties, business, results of operation, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

     "Person" means an individual, corporation, partnership, joint venture, trust or unincorporated organization or a government or agency or political subdivision thereof.

     "Purchasers" shall have the meaning set forth in Section 1.1.

     "Qualified Public Offering" means the first public offering of securities of the Company pursuant to a registration statement filed under the Act in which the gross proceeds received by the Company are at least $30 million and in connection with which the Senior Debentures are paid in full.

     "Related Agreements" shall have the meaning set forth in Section 2.2.

     "Senior Debt" shall have the meaning set forth in Section 6.1.

     "Subsidiary" or "Subsidiaries" means any corporation, association or other business entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time more than fifty percent (50%) of the outstanding voting shares of every class of such corporation or trust other than directors' qualifying shares.

     "Tangible Net Worth" means the value of the Company's tangible assets less its liabilities, as determined in accordance with generally accepted accounting principles, consistently applied.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Senior Debenture Payments. The Company agrees that, so long as any Purchaser shall hold any Senior Debentures, it will make payments of principal and interest on any Senior Debenture held by such Purchaser not later than 2:00 p.m., Boston, Massachusetts time, on the date such payment is due, in immediately available federal funds, by credit to the Purchaser's account, as specified in Schedule 1.1 hereto, or such other account or accounts as the Purchaser may designate in writing, notwithstanding any contrary provision contained herein or any Senior Debenture with respect to the place of payment. Each Purchaser agrees that, before disposing of any Senior Debenture, it or its nominee will make a notation thereon of all principal payments previously paid thereon and of the date to which interest thereon has been paid, and will notify the Company of the name and address of the transferee of such Senior Debenture and will follow the procedures set forth in Section 5.2 hereof and in the Related Agreements. At the election of any subsequent holder of any Senior Debenture which has made the same agreements relating to such Senior Debenture as the Purchaser has made in this Section 11.1, the Company will make payments of principal and interest to the account of such successor holder in the same manner as set forth above.

     11.2 Form, Registration, Transfer and Exchange of Senior Debentures. The Senior Debentures are issuable as registered notes and in denominations of not less than $ 10,000 or any integral multiple thereof. The Company shall keep at its principal office the register in which the Company shall provide for the registration of the Senior Debentures and for transfers of the Senior Debentures. Upon surrender for registration of transfer of any Senior Debenture at such office, the Company shall execute and deliver, at its expense, one or more new such Senior Debenture or Senior Debentures of like tenor and of like aggregate principal amount, which new Senior Debenture or Senior Debentures shall each be a registered Senior Debenture. At the option of the holder of any Senior Debenture, such Senior Debenture may be exchanged for other Senior Debentures, of any authorized denominations, of a like aggregate principal amount, upon surrender of the Senior Debenture to be exchanged at the office of the Company. Whenever any Senior Debenture is so surrendered for exchange, the Company shall execute and deliver, at its expense, the Senior Debentures which the holder thereof making the exchange is entitled to receive. Every Senior Debenture presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the holder of such Senior Debenture or such holder's attorney-in-fact duly authorized in writing and the holder thereof shall agree in writing to follow the procedures set forth in Section 5.2 hereof and in the Related Agreements relating to transfers. Any Senior Debenture issued in exchange for any Senior Debenture or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Senior Debenture so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt by the Company of an affidavit of the treasurer, assistant treasurer, or other responsible official of any Purchaser (or, in the case of holders of Senior Debentures other than a Purchaser, evidence reasonably satisfactory to the Company) of the ownership of and the loss, theft, destruction or mutilation of a Senior Debenture and (i) in case of loss, theft or destruction of a Senior Debenture, of indemnity reasonably satisfactory to it or (ii) in the case of the mutilation of any Senior Debenture, upon surrender and cancellation thereof, the Company, at its expense, shall execute and deliver in lieu thereof a new Senior Debenture of like tenor and of a like principal amount and dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed or mutilated Senior Debenture.

     11.3 Survival of Representations. The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery hereof and the closing of the transactions contemplated hereby.

     11.4 Parties in Interest. Except as otherwise set forth herein, all covenants, agreements, representations, warranties and undertakings contained in this Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns of the parties hereto (including transferees of any of the Debentures, Warrants and Warrant Shares). Notwithstanding the foregoing, (i) no transferee of Debentures, Warrants or Warrant Shares, other than an affiliate of the Purchasers, shall have the right to enforce the covenants contained in Section 4.4, and (ii) if a Debenture and Warrant have been transferred to a Person other than an affiliate of a Purchaser and all Debentures have been paid in full, then such unaffiliated transferee shall not have the benefit of, and shall have no rights under, any of the provisions of Articles III and IV hereof other than the provisions of Sections
3.1 and 3.5, each of which shall continue in full force and effect for the benefit of such transferee.

     11.5 Debentures Owned by Affiliates. For the purposes of applying all provisions of this Agreement the Debentures or shares owned of record by any affiliate of a Purchaser shall be deemed to be owned by such Purchaser. For the purpose of this Agreement, the term "affiliate" shall mean any Person controlling, controlled by or under common control with, a Purchaser and any general or limited partner of any Purchaser. Without limiting the foregoing, each Purchaser shall be considered an affiliate of each other Purchaser.

     11.6 Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of not less than a majority in aggregate principal amount of the Senior Debentures at the time outstanding; and each holder of any Debenture at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 11.6, whether or not such Debenture shall have been marked to indicate such consent, but any Debenture issued thereafter shall contain a reference or bear a notation referring to any such consent; provided that notwithstanding anything in this Section 11.6 to the contrary, without the written consent of
(a) the holder or holders of all Senior Debentures at the time outstanding, no consent, amendment or waiver to or under this Agreement shall extend or reduce the maturity of any Senior Debenture, or reduce the rate or affect the time of payment of interest with respect to any Senior Debenture, or affect the time, amount or allocation of any required prepayments, or reduce the proportion of the principal amount of the Senior Debentures required with respect to any consent, amendment or waiver, (b) the holder or holders of all Junior Debentures at the time outstanding, no consent, or waiver to or under this Agreement shall extend or reduce the maturity of any Junior Debenture, or reduce the rate or effect at the time of payment of interest with respect to any Junior Debenture, or effect the time, amount or allocation of any required prepayments, or reduce the portion of the principal amount of the Junior Debentures required with respect to any consent, amendment or waiver, and (c) the holder or holders of all Debentures at the time outstanding, no amendment to this Agreement shall affect the provisions of Article VI. The Company shall promptly send copies of any amendment, consent or waiver (and any requests for any such amendment, consent or waiver) relating to this Agreement or the Debentures to each holder of the Debentures and, to the extent practicable, shall consult with holder of the Debentures, in connection with each such amendment, consent and waiver. No course of dealing between the Company and the holder of any of the Debentures nor any delay in exercise any rights hereunder or any of the Debentures shall operate as a waiver of any rights of any holder of such Debentures. The Company will reimburse the Purchasers for the reasonable fees and expenses of counsel incurred in connection with any amendment or modification of this Agreement or any of the Related Agreements or any waiver hereof or thereof.

     11.7 Notices. All notices, requests, consents, reports and demands shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, or mailed, postage prepaid, to the Company or to the Purchasers at the address set forth below or to such other address as may be furnished in writing to the other parties hereto:

     The Company:         Logical Design Solutions, Inc.
                          465 South Street
                          Morristown, New Jersey 07960
                          Attention: President
                          Fax: (201) 971-0103

     with copy to:        Brown & Wood LLP
                          One World Trade Center
                          New York, New York

                          Attention: Joseph W. Armbrust, Esquire
                          Fax: (212) 839-5593

     The Purchasers:      The address set forth opposite the Purchaser's name on
                          Schedule 1.1 attached hereto.

     with copy to:        Hutchins, Wheeler & Dittmar,
                          A Professional Corporation
                          101 Federal Street
                          Boston, Massachusetts 02110
                          Attention: James Westra, Esquire
                          Fax: (617) 951-1295

     11.8 Expenses. Immediately upon consummation of the Closing, the Company shall pay all reasonable costs and expenses of the Purchasers in connection with the investigation, preparation, execution and delivery of this Agreement (and due diligence related thereto) and the other instruments and documents to be delivered hereunder and the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of Hutchins, Wheeler & Dittmar, A Professional Corporation, special counsel to the Purchasers, provided that such aggregate payment shall not exceed $45,000. If the purchase of the Debentures is not consummated in accordance with the terms of this Agreement, the Company shall not be required under this Agreement to pay any of the Purchasers' costs or expenses.

     11.9 Counterparts. This Agreement and any exhibit hereto may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any exhibit hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

     11.10 Effect of Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.

     11.11 Transferability as Unit. Prior to payment of a Senior Debenture included in an Investment Unit or exercise of a Warrant included in an Investment Unit, no holder may separately transfer a Senior Debenture or Warrant without transferring to the same transferee the other security comprising the Investment Unit.

     11.12 Governing Law. This Agreement shall be deemed a contract made under the laws of The Commonwealth of Massachusetts and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such Commonwealth.

                                    * * * * *

                         LOGICAL DESIGN SOLUTIONS, INC.
                        9% SENIOR SUBORDINATED DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon, this letter shall become a binding agreement among us.

                                       Very truly yours,


                                       LOGICAL DESIGN SOLUTIONS, INC.


                                           /s/ Mary Kay Brooks
                                       By: -------------------------------------
                                           Name:  Mary Kay Brooks
                                           Title: President


                                       PRINCIPAL SHAREHOLDERS:
                                       ----------------------

                                       /s/ Mary Kay Brooks
                                       -----------------------------------------
                                       Mary Kay Brooks

                                       /s/ Darren Bryden
                                       -----------------------------------------
                                       Darren Bryden

                         LOGICAL DESIGN SOLUTIONS, INC.
                        9% SENIOR SUBORDINATED DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                       PURCHASERS:
                                       ----------

                                       SUMMIT VENTURES IV, L.P.

                                       By:  Summit Partners IV, L.P.,
                                            Its General Partner

                                       By:  Stamps, Woodsum & Co. IV,
                                            Its General Partner

                                           /s/ Kevin Mohan
                                       By: -------------------------------------
                                           General Partner


                                       SUMMIT INVESTORS III, L.P.

                                           /s/ Kevin Mohan
                                       By: -------------------------------------
                                           Authorized Signatory

                                       /s/ Paul F. Lozier
                                       -----------------------------------------
                                       Paul F. Lozier


                                       SAMEDAN, INC.

                                           /s/ Paul F. Lozier
                                       By: -------------------------------------

                         LOGICAL DESIGN SOLUTIONS, INC.


                                  Schedule 1.1
                                Senior Debentures

                                              Principal Amount of                                      Total Purchase
                                              Debentures to be            Number of Shares             Price of
Name and Address                              Purchased                   Covered by Warrants          Investment Units
----------------                              -------------------         -------------------          ----------------

Summit Ventures IV, L.P.                      $5,032,521                  194,770.50                   $4,750,000
600 Atlantic Avenue
Boston, MA 022 10
Attention: Kevin P. Mohan

Summit Investors 111, L.P.                    $ 246,312.71                10,229.50                    249,500
600 Atlantic Avenue
Boston, MA 02210
Attention: Kevin P. Mohan


Samedan, Inc.                                 $ 243,902                   10,000                       243,902
40 Dellwood Drive
Madison, NJ 07940

                                              -------------------         -------------------          ----------------
Totals                                        $5,540,735.71               215,000                      $5,243,902
                                              ===================         ===================          ================

                          Logical Design Solution, Inc.

                                  Schedule 1.10
                                Junior Debentures

                                        Principal Amount of Junior           Principal Amount of Junior
                                        Subordinated Debentures for          Subordinated Debentures for
Investment                              Logical Design Solutions,            Logical Design Solutions
Name and Address                        Inc.                                 International, Inc.
----------------------                  ------------------------------       ------------------------------

Mary Kay Brooks                         $695,122.45                          $378,777.33
222 Woodland Avenue
Madison, NJ 07940

Darren A. Bryden
18-24 Franklin Place
Suite 213
Morristown, NJ 07960                    40,389.74
                                        --------------                       --------------

Total:                                  $735.512.19                          $378.777
                                        ==============                       ==============

                         Logical Design Solutions, Inc.

                                  Schedule 2.4
                        Authorized and Outstanding Stock

      Logical Design Solutions, Inc.               # Shares Authorized                  # Shares Outstanding
      ------------------------------               -------------------                  --------------------
         at 12/31/1996                               1,500,000
                  Mark Kay Brooks                                                           706,500
                  Darren A. Bryden                   _________                               78,500
                                                                                             ------
                           Total                     1,500,000                              785,000

Logical Design Solutions, Inc.                                      2,500
         at 12/31/96
                  Mary Kay Brooks                                  ______                       100
                                                                                              -----
                           Total                                    2,500                       100


* Employment Agreements for E. Bruce Lovenberg and Thomas J. Shea provide for the issuance of Stock Options. Such Options are at the sole discretion of the corporation. As of December 31, 1996, no such Options have been issued.

* A new Stock Option plan is being developed.

                            Logical Design Solutions

                                  Schedule 2.7
                               Subsequent Events

(i)      None
(ii)     None
(iii)    None
(iv)     None

Stockholders distributions representing accumulated Retained Earnings are as follows:

   LDS

      Mary Kay Brooks             $1,023,997
      Darren A. Bryden            $  142,989

   LDSI

      Mary Kay Brooks             $  823,200

                            Logical Design Solutions

                                  Schedule 2.8

Divorce proceedings between Mr. and Mrs. Brooks. As of the date hereof, there has been no claim relating to Logical Design Solutions, Inc. ("LDS") or to any shares of LDS held by any shareholder of LDS.

                         Logical Design Solutions, Inc.

                                  Schedule 2.11
                       Real Property Environmental Matters

Rental Address                   Lessor                         Term of the Lease                       Use of Property
--------------                   ------                         -----------------                       ---------------

465 South Street                 Gale & Wentworth               April 15, 1996 to July 15, 2001         Office
Suite 103                        465 South Street               $20,913.42 Monthly +
Morristown, NJ  07960            Morristown, NJ  07960          $111.60 for share of Cafe


465 South Street                 Gale & Wentworth               March 1, 1997 to July 15, 2001          Office
Suite 105                        465 South Street               $9,100 Monthly + amortized
Morristown, NJ  07960            Morristown, NJ  07960          portion of build out costs
                                                                (estimated at $800 per month)


No Environmental Issues Exist

                         Logical Design Solutions, Inc.

                                  Schedule 2.12
                                Personal Property

------------------------------------------------------------------------------

Computer Equipment Financed through Sanwa Leasing Corporation
     See Exhibit I Attached Hereto

Computer Equipment Financed through GE Capital
(Previously Tilden Financial Corp.)
     See Exhibit 2 Attached Hereto

Computer Equipment Financed through Summit Bank (Previously United Jersey Bank)
     See Exhibit 3 Attached Hereto

                         Logical Design Solutions, Inc.

                                  Schedule 2.13
                            Patents. Trademarks, Etc.

LoQical Design Solutions, Inc.
         Pending Trademark Application Mark: LDS WEBTRAC

                               Class:                     International Class 9
                               Description:               Computer software programs, and instruction
                                                          manuals and demo disks sold together, for
                                                          monitoring and reporting usage of various sites on
                                                          the Internet computer network, in International Class 9.

                               Date of first use:         On or before October 30, 1995
                               Application Number:        75027878
                               Filing Date:               December 5, 1995

Logical Design Solutions International, Inc.
         Copyright Registration    Title Of This Work: Tele-Trac
                              Registration Number:        TX 3 704 768
                                                          Effective Date Of Registration: Jan 10, 1994
                                                          Nature Of Authorship: Computer Program

                         Logical Design Solutions, Inc.

                                  Schedule 2.16
                            Contracts and Commitments

The following Project Commitments are expected to generate in excess of $100,000 during the coming year:

Client                    Project ID       Proiect Name                           Project Tvpe
------                    ----------       ------------                           ------------
Advanta                   ADV2             Advanta Booster Project                Time & Materials
Advanta                   ADV5             Avdanta Corporate Site                 Time & Materials
AT&T                      DPPG             AT&T Personnel Guide - Print           Time & Materials
AT&T                      CLSS             AT&T BMD Local Service Site            Time & Materials
AT&T                      DMHC             AT&T Health Care                       Time & Materials
Lucent                    LHRW             Lucent HR Website                      Time & Materials
NCR                       NCR2             NCR Phase 11 - Case Mgmt               Time & Materials
AT&T                      DMEV             AT&T HR Self Service Vision            Time & Materials
J&J                       JJSS             J&J Employee Self Service              Fixed Fee ($505,000)
Vanguard                  VRRC             Vanguard Retirement Center             Fixed Fee ($230,000)
AT&T                      CICM             AT&T Commercial Markets                Time & Materials
Bell Atlantic             BAV2             Bell Atlantic View @ Once 2.0          Fixed Fee ($620,000)
Time Telecom              TMI I            Time Telecom Malaysia                  Fixed Fee ($350,000)
New Zealand               NIVS             New Zealand Telecom                    Fixed Fee ($800,000)

Project Commitments are cancelable by LDS, or the Client Company with written notice.

In addition to project commitments, LDS is obligated for $100,000 or more to the following commitments:

Gale & Wentworth           Lease for Offices - Suite 103  $1,145,864
                                               Suite 105  $ 477,750 + Amortized Cost of Build Out

Employment Agreements over $ 100,000 for the following employees:

Mary K. Brooks
Darren A. Bryden
Thomas J. Shea
E. Bruce Lovenberg
Martin Bums

Agreement dated March 8, 1997 with Paul Lozier.

Logical Design Solutions, Inc.

                                                                 Schedule 2.18
                                                              Insurance Coverage

Business Owners Policy

         Agent: Traber & Vreeland Insurance
         Insurance Co:    LMI Insurance Company
                          4011 WestChase Blvd
                          Raleigh, NC 27607
         Policy #: CB29-13004

Workers Compensation Ploicy
         Agent: Traber & Vreeland Insurance
         Insurance Co:    LMI Insurance Company
                          4011 WestChase
                          Blvd Raleigh, NC 27607
         Policy IM: WC2914429

Life Insurance - Mary K. Brooks

         Insurance Co:    The Midland Life Insurance Company
                          250 East Broad Street
                          Columbus, OH 43215
         Policy #: 57313

Disability Insurance - Mary K. Brooks
         Agent: Virginia R. Hendee
         Insurance Co:    Northwestern Mutual Life
                          720 E. Wisconsin Ave.
                          Milwaukee, WI 53202
         Policy #  D-790-864
                   DI-161-646

Company Health Insurance

         Insurance Co:    Aetna Life & Casualty
                          66 Sigourney Street
                          Hartford, CT 06160-0126
         Policy#'s:  127335-010-00700
                     127335-010-00000
                     127335-010-00702

    Company Dental Plan

         Insurance Co:    New England Insurance
                          Healthplan Services, Inc.
                          3501 Frontaae Road
                          Tampa, FL 33607

         Policy      TN792884-2

Group Life Insurance / Group Long Tenn Disability
         Insurance Co:    Unum Life Insurance of America
                          PO Box 7777-W3335
                          Philadelphia, PA 19175-3335
         ID/ Policy#: 513104
                                                 There are no outstanding claims

                                                  Logical Design Solutions, Inc.

                                                           Schedule 2.19
                                                         Employee Matters

All employees have signed the EMPLOYEE CONFIDENTIALITY, NONDISCLOSURE AND RESTRICTIVE COVENANT AGREEMENT. See attached schedule for listing of current LDS employees.

Darren Bryden, E. Bruce Lovenberg, and Tom Shea have all signed individual Employment Agreements.

All Independent Contractors have signed the INDEPENDANT CONTRACTORS AGREEMENT. See attached schedule for listing of current LDS independent contractors.

All full-time employees are eligible to participate in the companies 401k defined benefits program after six months of employment.

Logical Design Solutions, Inc.

                                  Schedule 2.21
                          Transactions with Affiliates

None.

Logical Design Solutions, Inc.

                                  Schedule 2.22
         Assumptions. Guarantees. etc. of Indebtedness of Other Persons

None

Logical Design Solutions, Inc.

                                  Schedule 5.1
                          Representation and Warranties

Agreement dated March 8, 1997 with Paul Lozier.

                  LOGICAL DESIGN SOLUTIONS
               EMPLOYEE LISTING BY DEPARTMENT

EXECUTIVE:

                  Brooks, Mary K.
                  Bryden, Darren A.
                  Lovenberg, E. Bruce
                  Shea, Thomas J.

HUMAN RESOURCES:
----------------
                  Batista, Shirley
                  Gallic, Kerri
                  Links, Donald
                  Maurer, Debra
                  Sklareski, Leanne

ACCOUNTING/FINANCE:
                  Rankin, Maria E.

PRODUCTS & SERVICES:

                  Alvi, Hanif               Knopf, Glenn
                  Bennett, Mark             Koenig, John R.
                  Bissett, Lawrence         Kushler, Jeanine
                  Boyer, Barbara            Lanza, Lois
                  Bretherick, Steven        Lee, Kelly
                  Burns, Martin             Leno,Joseph
                  Cameron, Michelle         Liao, Stephanie
                  Chidella, Aparna          MacAvoy, Robert
                  Crowley, Jack             Mauro, Edward
                  Cuorno, John              Menk, James
                  Daidone, John             Modell, Geri
                  Duane, Eileen             Pinto, Jacqueline
                  Erdley, William           Saint-Andre, Peter
                  Flesch, Joseph            Salimbene, Michelle
                  Frassinelli, Michael      Salvas, Thomas
                  Goebel, Daniel            Shannon, Michael
                  Goldberg, Diane           Sikorski, Gary
                  Harlos, Richard           Smith, Samantha
                  Harris, Susan             Snyder, Barbara
                  Jurista, James            Thomas,Tammy
                  Kalas, Raymond            Thomas, Jacqueline
                  Kermen, David             TitQie, Charles
                  Khan, Arif                Treiling, Steven
                  Kirchuk, Steven           Tsai, Tony
                  Klingenburg, Anne         Tunkel, Bruce
                                            Zhana, Yan

              LOGICAL DESIGN SOLUTIONS
              INDEPENDANT CONTRACTORS

Bergger, Joan
Eesley, Richard
Goldschmidt, Dee
Renda, Cathy
Tran, Polly
Tran, Tuyen

                                                                  EXECUTION COPY

                         LOGICAL DESIGN SOLUTIONS, INC.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS
(i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR
(ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                        9% Senior Subordinated Debenture
                               Due March 19, 2002

                                                          Morristown, New Jersey
No. S-1                                                           March 19, 1997

     FOR VALUE RECEIVED, Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), hereby, promises to pay to Summit Ventures IV, L.P., or its registered assigns, the sum of Five Million, Thirty-Two Thousand, Five Hundred Twenty-One Dollars ($5,032,521) on March 19, 2002, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the rate of nine percent (9%) per annum from the date hereof. Interest shall accrue and compound annually and shall be paid upon each payment or prepayment of principal.

     Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Debenture (as defined below) together with a late charge of two percent (2%) of the amount of interest payment due.

     All payments of principal (including any prepayments or redemptions) and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or, at the request of the holder of this Debenture, by certified or bank check or wire transfer) not later than 2:00 p.m., Boston, Massachusetts, time, on the date each such payment is due, by crediting an account in the United States as the holder of this Debenture may designate in writing to the Company before the scheduled payment date.

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its "9% Senior Subordinated Debentures due March 19, 2002" (herein called the "Debentures"), in the aggregate principal amount of $5,296,833.71 and issued under a 9% Senior Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (herein called the "Agreement"), among the Company, certain of its shareholders, Summit Ventures IV, L.P., Summit Investors III, L.P., Paul F. Lozier and Samedan, Inc., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, and the holders of the Debentures, and the terms upon which the Debentures are delivered.

     The principal of this Debenture is subject to prepayment under certain circumstances, together with accrued interest, all as more particularly set, forth in the Agreement. The Company agrees to make such payments of principal and interest on the date and in the amount set forth in the Agreement.

     Notwithstanding anything herein contained to the contrary, the indebtedness evidenced by the Debenture is, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Agreement), and this Debenture is issued subject to such provisions, and each holder of Debentures, by accepting the same, agrees to and shall be bound by such provisions and agrees to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall have occurred and be continuing uncured or unwaived, the principal of all of the Debentures may be in certain circumstances declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     No reference herein to the Agreement and no provisions of this Debenture or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places, and rates, and in the coin or currency, herein prescribed.

     Under certain circumstances more fully set forth in the Agreement, this Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose, upon surrender and cancellation of this Debenture, upon presentation of a duly executed written instrument of transfer satisfactory to the Company and upon the transferee's written agreement to be bound by the provisions of the Agreement, and thereupon a new Debenture or Debentures, of the same aggregate principal amount and in authorized denominations, will be issued to the transferee or transferees in exchange therefor; and this Debenture, with or without other Debentures may in like manner be exchanged for one or more new Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Agreement. Any such transfer or exchange shall be without charge by the Company. Transfer tax or the like (if any) shall be paid by the holder hereof or the Transferee.

     All terms used in this Debenture which are not defined herein and are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     This Debenture shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with the laws of said Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed as a sealed instrument.

                                          LOGICAL DESIGN SOLUTIONS, INC.


                                          By: /s/  Mary Kay Brooks
                                             ----------------------
Attest:  /s/  E. Bruce Lovenberg             Name:  Mary Kay Brooks
       -------------------------             Title:  President



161611-1

                                                                  EXECUTION COPY

                         LOGICAL DESIGN SOLUTIONS, INC.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS
(i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR
(ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                        9% Senior Subordinated Debenture
                               Due March 19, 2002

                                                          Morristown, New Jersey
No. S-2                                                           March 19, 1997

     FOR VALUE RECEIVED, Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), hereby, promises to pay to Summit Investors III, L.P., or its registered assigns, the sum of Two Hundred Sixty-Four Thousand, Three Hundred Twelve and 71/100 Dollars ($264,312.71) on March 19, 2002, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the rate of nine percent (9%) per annum from the date hereof. Interest shall accrue and compound annually and shall be paid upon each payment or prepayment of principal.

     Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Debenture (as defined below) together with a late charge of two percent (2%) of the amount of interest payment due.

     All payments of principal (including any prepayments or redemptions) and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or, at the request of the holder of this Debenture, by certified or bank check or wire transfer) not later than 2:00 p.m., Boston, Massachusetts, time, on the date each such payment is due, by crediting an account in the United States as the holder of this Debenture may designate in writing to the Company before the scheduled payment date.

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its "9% Senior Subordinated Debentures due March 19, 2002" (herein called the "Debentures"), in the aggregate principal amount of $5,540,735.71 and issued under a 9% Senior Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (herein called the "Agreement"), among the Company, certain of its shareholders, Summit Ventures IV, L.P., Summit Investors III, L.P., Paul F. Lozier and Samedan, Inc., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, and the holders of the Debentures, and the terms upon which the Debentures are delivered.

     The principal of this Debenture is subject to prepayment under certain circumstances, together with accrued interest, all as more particularly set forth in the Agreement. The Company agrees to make such payments of principal and interest on the date and in the amount set forth in the Agreement.

     Notwithstanding anything herein contained to the contrary, the indebtedness evidenced by the Debenture is, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Agreement), and this Debenture is issued subject to such provisions, and each holder of Debentures, by accepting the same, agrees to and shall be bound by such provisions and agrees to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall have occurred and be continuing uncured or unwaived, the principal of all of the Debentures may be in certain circumstances declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     No reference herein to the Agreement and no provisions of this Debenture or of the Agreement shall alter or impair the obligation of the Company, which is absolute And unconditional, to pay the principal of and interest on this Debenture at the times, places, and rates, and in the coin or currency, herein prescribed.

     Under certain circumstances more fully set forth in the Agreement, this Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose, upon surrender and cancellation of this Debenture, upon presentation of a duly executed written instrument of transfer satisfactory to the Company and upon the transferee's written agreement to be bound by the provisions of the Agreement, and thereupon a new Debenture or Debentures, of the same aggregate principal amount and in authorized denominations, will be issued to the transferee or transferees in exchange therefor; and this Debenture, with or without other Debentures may in like manner be exchanged for one or more new Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Agreement. Any such transfer or exchange shall be without charge by the Company. Transfer tax or the like (if any) shall be paid by the holder hereof or the Transferee.

     All terms used in this Debenture which are not defined herein and are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     This Debenture shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with the laws of said Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed as a sealed instrument.

                                          LOGICAL DESIGN SOLUTIONS, INC.


                                          By:  /s/  Mary Kay Brooks
                                             ----------------------
Attest:  /s/  E. Bruce Lovenberg             Name:  Mary Kay Brooks
       -------------------------             Title:  President



161612-1

                                                                  EXECUTION COPY

                         LOGICAL DESIGN SOLUTIONS, INC.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS
(i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR
(ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                        9% Senior Subordinated Debenture
                               Due March 19, 2002

                                                          Morristown, New Jersey
No. S-3                                                           March 19, 1997

     FOR VALUE RECEIVED, Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), hereby, promises to pay to Samedan, Inc., or its registered assigns, the sum of Two Hundred Forty-Three Thousand, Nine Hundred Two Dollars ($243,902) on March 19, 2002, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the rate of nine percent (9%) per annum from the date hereof. Interest shall accrue and compound annually and shall be paid upon each payment or prepayment of principal.

     Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Debenture (as defined below) together with a late charge of two percent (2%) of the amount of interest payment due.

     All payments of principal (including any prepayments or redemptions) and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or, at the request of the holder of this Debenture, by certified or bank check or wire transfer) not later than 2:00 p.m., Boston, Massachusetts, time, on the date each such payment is due, by crediting an account in the United States as the holder of this Debenture may designate in writing to the Company before the scheduled payment date.

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its "9% Senior Subordinated Debentures due March 19, 2002" (herein called the "Debentures"), in the aggregate principal amount of $5,540,735.71 and issued under a 9% Senior Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (herein called the "Agreement"), among the Company, certain of its shareholders, Summit Ventures IV, L.P., Summit Investors III, L.P., Paul F. Lozier and Samedan, Inc., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, and the holders of the Debentures, and the terms upon which the Debentures are delivered.

     The principal of this Debenture is subject to prepayment under certain circumstances, together with accrued interest, all as more particularly set forth in the Agreement. The Company agrees to make such payments of principal and interest on the date and in the amount set forth in the Agreement.

     Notwithstanding anything herein contained to the contrary, the indebtedness evidenced by the Debenture is, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Agreement), and this Debenture is issued subject to such provisions, and each holder of Debentures, by accepting the same, agrees to and shall be bound by such provisions and agrees to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall have occurred and be continuing uncured or unwaived, the principal of all of the Debentures may be in certain circumstances declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     No reference herein to the Agreement and no provisions of this Debenture or of the Agreement shall alter or impair the' obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places, and rates, and in the coin or currency, herein prescribed.

     Under certain circumstances more fully set forth in the Agreement, this Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose, upon surrender and cancellation of this Debenture, upon presentation of a duly executed written instrument of transfer satisfactory to the Company and upon the transferee's written agreement to be bound by the provisions of the Agreement, and thereupon a new Debenture or Debentures, of the same aggregate principal amount and in authorized denominations, will be issued to the transferee or transferees in exchange therefor; and this Debenture, with or without other Debentures may in like manner be exchanged for one or more new Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Agreement. Any such transfer or exchange shall be without charge by the Company. Transfer tax or the like (if any) shall be paid by the holder hereof or the Transferee.

     All terms used in this Debenture which are not defined herein and are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     This Debenture shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with the laws of said Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed as a sealed instrument.

                                          LOGICAL DESIGN SOLUTIONS, INC.


                                          By:  /s/  Mary Kay Brooks
                                             ----------------------
Attest:  /s/  E. Bruce Lovenberg             Name:  Mary Kay Brooks
       -------------------------             Title:  President



161614-1

                                                                  EXECUTION COPY


                               WARRANT AGREEMENT

                         LOGICAL DESIGN SOLUTIONS, INC.

                           DATED AS OF March 19, 1997

                               WARRANT AGREEMENT

                               Table of Contents

                                                               Page
                                                               ----

  1.  ISSUE OF WARRANT TO PURCHASERS, FORM OF WARRANTS..........  3
  2.  REGISTRATION..............................................  3
  3.  TRANSFER OF WARRANTS......................................  4
  4.  TERM; EXERCISE............................................  4
  5.  SURRENDER OF WARRANT CERTIFICATES.........................  5
  6.  MUTILATED OR MISSING WARRANT CERTIFICATE..................  5
  7.  RESERVATION OF COMMON STOCK, ETC..........................  5
  8.  ANTI-DILUTION ADJUSTMENTS.................................  6
  8.1 Extraordinary Distributions...............................  6
  8.2 Equitable Adjustments.....................................  6
  8.3 Notice of Adjustment......................................  6
  8.4 Reflection of Adjustments on Certificates.................  7
  9.  [INTENTIONALLY OMITTED]...................................  7
  10.  CERTAIN EVENTS...........................................  7
  11.  ABSENCE OF REGISTRATION..................................  8
  12.  INFORMATION COVENANTS....................................  8
  12.1 Notice of Stockholder Meetings...........................  8
  12.2 Notice of Distributions..................................  9
  12.3 Financial Statements, etc................................  9
  12.4 Proper Books and Records.................................  9
  13.  NOTICES..................................................  9
  14.  WARRANT OBLIGATIONS INDEPENDENT OF DEBT OBLIGATIONS......  9
  15.  FRACTIONAL INTERESTS..................................... 10
  16.  BINDING EFFECT; SURVIVAL................................. 10
  17.  COUNTERPARTS............................................. 10
  18.  GOVERNING LAW............................................ 10

     WARRANT AGREEMENT dated as of March 19, 1997, between Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), and the purchasers set forth on Schedule I attached hereto (each individually a "Purchaser" and
             ----------
collectively the "Purchasers"). The Purchasers, so long as they are holders of any warrants hereunder, together with any permitted transferees or assignees who are registered holders of any warrant issued hereunder or a like warrant or warrants issued upon the transfer of such warrant (each individually a "Warrant" and collectively the "Warrants") are referred to collectively as the "Holders" and individually as a "Holder."

     WHEREAS, pursuant to the terms of a 9% Senior Subordinated Debenture and Warrant Purchase Agreement dated as of March 19, 1997, among the Company, certain shareholders of the Company and the Purchasers (the "Purchase Agreement"), the Company has agreed to issue to each Purchaser a Warrant as hereinafter described to purchase shares of the Company's Common Stock, no par value per share (together with any other or additional classes of the Company's capital stock for which the Warrants may become exercisable in accordance with
Section 8.4 of this Agreement, the "Common Stock"), upon the terms and subject to the conditions set forth in the Purchase Agreement; and

     WHEREAS, the Company wishes to set forth, among other things, the provisions of such Warrants and the terms and conditions on which such Warrants may be issued, exchanged, exercised and replaced;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. Issue of Warrant to Purchasers, Form of Warrants. The Company shall on the date hereof issue and deliver to the Purchasers Warrants to purchase an aggregate of 215,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof, for the purchase price set forth in the Purchase Agreement. Each Purchaser shall receive a Warrant to purchase the number of shares of such Common Stock set forth opposite such Purchaser's name on Schedule I attached hereto. Each Warrant, and any additional Warrants which may be issued upon partial exercise, replacement or transfer of such Warrant or Warrants, shall be evidenced by, and subject to the terms of, a Warrant Certificate (including the Forms of Election to Purchase and Assignment attached thereto, a "Warrant Certificate") in the form of Exhibit A attached hereto, in each case executed on behalf of the Company by the manual or facsimile signature of the President or Vice President of the Company, under its corporate seal affixed or in facsimile, and attested to by the Secretary or an Assistant Secretary of the Company. A Warrant Certificate evidencing the original Warrant issued to each Purchaser shall be executed and delivered to such Purchaser simultaneously with the execution of this Agreement. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrants and the issuance of Common Stock upon the exercise of Warrants.

     Section 2. Registration. All Warrant Certificates shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. Subject to its compliance with the foregoing, the Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact of such Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person or entity, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

     Section 3. Transfer of Warrants. Any Warrant may be transferred or endorsed to another party in whole or in part by (i) surrendering to the Company, or its duly authorized agent, for cancellation the existing Warrant Certificate evidencing the Warrant to be transferred, endorsed or accompanied by a written instrument of transfer, in form satisfactory to the Company, duly executed by the Holder thereof in person or by a duly authorized representative, agent or attorney-in-fact appointed in writing, (ii) by supplying the Company with an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, to the effect that registration under the Securities Act of 1933 has been accomplished or is not necessary in connection with such transfer of Warrants, and (iii) by having the transferee agree in writing to be bound by the provisions of the Purchase Agreement, this Agreement, the Shareholders Agreement, dated March 19, 1997, by and among the Company, certain of its shareholders, and the Purchasers (the "Shareholders Agreement"), and the Redemption Agreement, dated March 19, 1997, by and among the Company and the Purchasers (the "Redemption Agreement"). Upon receipt thereof, the Company shall issue and deliver, in the name of the transferee, a new Warrant Certificate containing the same terms as the surrendered Warrant Certificate. In the case of the transfer of fewer than all of the rights evidenced by the surrendered Warrant Certificate, the Company shall issue a new Warrant Certificate to the Holder thereof for the remaining number of shares specified in the Warrant Certificate so surrendered.

     Section 4. Term; Exercise. A Warrant entitles the Holder thereof to purchase the number of shares of Common Stock specified in the Warrant Certificate held by such Holder at a purchase price of $.01 per share (the "Exercise Price") at any time after 12:01 p.m. on March 20, 1997 and on or before 5:00 p.m. Boston Time on such date (the "Expiration Date") as is specified in a written note (the "Termination Notice") given by the Company to each registered holder of a Warrant Certificate; provided that such Termination Notice may not be given prior to March 19, 2004, and provided further that the Expiration Date shall be at least thirty (30) days after the date on which the Termination Notice is given. The Exercise Price and the number of shares issuable upon exercise of any Warrant are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 8 of this Agreement. Subject to the provisions of this Agreement, the Holder of a Warrant shall have the right, which may be exercised in whole or in part, to purchase from the Company, and the Company shall issue and sell to such Holder, the number of fully paid and non-assessable shares of Common Stock (together with any other shares of the Company's Common Stock issuable upon exercise of Warrants, the "Shares") specified in the Warrant Certificate held by such Holder. Such right shall be exercised by surrender to the Company, or its duly authorized agent, of such Warrant Certificate, with the Form of Election to Purchase attached thereto duly completed and signed, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of
Section 8, for the number of Shares in respect of which the Warrant is then exercised. Payment of such Exercise Price may be made in cash, by certified check or bank draft payable to the order of the Company, by wire transfer of immediately available funds, or by cancellation of the Warrant with respect to such number of Shares as have a fair market value

(determined in good faith by the Board of Directors of the Company without regard to minority or illiquidity discount) equal to the Exercise Price of the Warrants which are being exercised. Upon such surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder of such Warrant, in such name or names as such Holder may designate (assuming such designation is to a transferee as permitted under Paragraph 3 hereof), a certificate or certificates for the number of full Shares so purchased, together with cash, as provided in Section 15 of this Agreement, in respect of any fraction of a Share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person or entity so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of a Warrant Certificate and payment of such Exercise Price, the transfer books for the Common Stock (or, upon adjustment, such other class of stock as may be purchasable upon the exercise of the Warrant) shall be closed, the certificates for the Shares in respect of which such Warrant is then exercised shall be issued as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; provided further, however, that the transfer books shall not be closed at any time for a period longer than forty-eight (48) hours unless otherwise required by law. A Warrant shall be exercisable, at the election of the Holder thereof, either for all or for part only of the Shares specified in the Warrant Certificate and if any Warrant is exercised in part prior to the Expiration Date, the Company shall issue a new Warrant Certificate for the remaining number of Shares specified in the Warrant Certificate so surrendered.

     Section 5. Surrender of Warrant Certificates. Any surrender of a Warrant Certificate for transfer pursuant to Section 3 above or upon exercise pursuant to Section 4 above shall be made (a) to the Company at its principal office or
(b) to the Company at such other place or to such agent of the Company as the Company shall hereafter notify the Holders.

     Section 6. Mutilated or Missing Warrant Certificate. If a Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue and deliver (a) in exchange and substitution for and upon cancellation of any mutilated Warrant Certificate or (b) in lieu of and in substitution for any Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor representing an equivalent right or interest. Upon receipt by the Company of an affidavit of the treasurer, assistant treasurer, or other responsible official of any Purchaser (or, in the case of holders of Warrants other than a Purchaser, evidence reasonably satisfactory to the Company) of the ownership of and the loss, theft, destruction, or mutilation of a Warrant and (i) in case of loss, theft, or destruction of a Warrant, of indemnity reasonably satisfactory to it, or (ii) in the case of the mutilation of any Warrants, upon surrender and cancellation thereof, the Company, at its expense, shall execute and deliver in lieu thereof a new Warrant of like tenor. Transfer taxes or the like (if any) shall be paid by the Purchaser or the transferee.

     Section 7. Reservation of Common Stock, etc. The Company shall reserve for so long as any Warrant remains outstanding a number of authorized and unissued Shares sufficient to provide for the exercise of all such Warrants, and the transfer agent for the Common Stock, which may be the Company (the "Transfer Agent"), is hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued

Shares as necessary for such purpose. The Company shall keep copies of this Agreement on file with the Transfer Agent and shall supply the Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash payable as provided in Section 15 of this Agreement. All Warrant Certificates surrendered upon the exercise of Warrants shall be canceled, and such canceled Warrant Certificates shall constitute sufficient evidence of the number of Shares which have been issued upon the exercise of Warrants. The Company shall furnish to the Transfer Agent a copy of all notices of adjustment, and certificates related thereto, required to be transmitted to each Holder pursuant to Section 8.6 hereof.

     Section 8. Anti-dilution Adjustments. The number and kind of Shares purchasable upon exercise of the Warrants shall be subject to adjustments from time to time upon the happening of the events hereinafter specified. No adjustment shall be made for any cash dividends or any Shares issued or issuable upon exercise of the Warrants. Notwithstanding any other provision hereof or of any Warrant, the Exercise Price shall not in any event be less than the par value (if any) of the Common Stock. The Company hereby covenants that, to the extent permitted by law, the par value of each share of Common Stock shall not be more than $.01 and the Company will not increase such par value so long as any Warrant is outstanding.

        a. Extraordinary Distributions. If the Company makes any distribution of its assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company, each Holder of a Warrant shall, upon the exercise of such Warrant after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the shares subscribed for, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of distribution as reasonably determined in good faith by the board of directors of the Company) which would have been distributed to such Holder if such Holder had exercised such Holder's Warrant immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

        b. Equitable Adjustments. If the Company (i) declares or pays a dividend on its Common Stock in shares of its capital stock or makes a distribution in shares of Common Stock, (ii) subdivides its outstanding Common Stock, (iii) combines its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issues any shares of its capital stock in a reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Shares of Common Stock for which Warrants are exercisable in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur, but no duplicative adjustment shall be made hereunder.

        c. Notice of Adjustment. Whenever an adjustment is made pursuant to this
Section 8, the Company shall promptly cause a notice setting forth the adjusted number of Shares issuable upon exercise of each Warrant to be mailed to each Holder at such Holder's last address appearing on the Warrant Register and shall cause a certified copy thereof to be mailed to the Transfer Agent, if such Transfer Agent is not the Company. The Company shall, upon the request in writing of the Holders of a majority of the Warrants, retain a nationally recognized firm of independent public accountants of recognized standing selected by the board of directors of the Company to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment, which shall be binding on the Holders and the Company.

        d. Reflection of Adjustments on Certificates. Notwithstanding any adjustments in the number or kind of Shares purchasable upon exercise of Warrants, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and kind of Shares as are stated in the Warrant Certificate initially issuable pursuant to this Agreement.

     Section 9. [Intentionally Omitted].

     Section 10. Certain Events. If any of the following occurs on or before the Expiration Date:

          i. a consolidation or merger of the Company with or into another entity (other than any merger as to which the Company is the surviving corporation and there is no change in the Common Stock in connection therewith),

          ii. a liquidating dividend with respect to the Common Stock, or

          iii. a tender offer or exchange offer with respect to the Common Stock (other than a tender offer opposed by the Company's board of directors),

(each, an "Event"), then, in connection with any such Event, each Holder of a Warrant shall have the right, in lieu of exercising such Warrant in advance of such Event and receiving the consideration which a Holder of the Shares issuable upon exercise of such Warrant would receive in connection with such consolidation or merger, liquidating dividend or tender offer (the "Event Consideration"), upon surrender of the Warrant Certificate evidencing such Warrant to the Company or its duly authorized agent or to the depositary or exchange agent, as the case may be, to receive the Event Consideration with respect to the Shares for which such Warrant is exercisable reduced by the Exercise Price. Such reduction in the Event Consideration shall first be applied to any cash included in the Event Consideration and, to the extent that such cash is less than the Exercise Price, the amount of the securities or other property to be received by such Holder shall be reduced by an amount that, together with any such cash, is (in the reasonable judgment of the Company's board of directors) equal to the Exercise Price. The Company hereby covenants

          (1) to give notice of any Event specified in (a) or (b) above to each Holder of Warrants at least fifteen (15) business days in advance of the record date for determining stockholders' rights with respect to such Event, and

          (2) that any agreements, resolutions, offers or other documents with respect to any Event shall contain terms consistent with the provisions of this Section 10 and, in the case of any Event specified in (c) above, shall be forwarded to each Holder of Warrants.

The provisions of this Section 10 shall also apply to successive Events.

     Section 11. Absence of Registration. By acceptance of a Warrant Certificate evidencing the Warrant, each Holder represents and agrees that such Holder is acquiring the Warrant, and that upon exercise thereof it will acquire the Shares, with its own funds for its own account for investment, and not with a view to any sale, distribution or transfer thereof in violation of the Securities Act of 1933 (the "Securities Act").

     Each Holder acknowledges that such Holder has been informed by the Company or by the previous Holder of the Warrant that the Warrant may not, under the Securities Act and applicable regulations thereunder, be re-sold, transferred or otherwise disposed of without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Warrant Certificates and shares of Common Stock issuable upon exercise of Warrants shall bear the following legend:

     THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR (ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

     Section 12. Information Covenants.

        a. Notice of Stockholder Meetings. Except as otherwise expressly stated herein, nothing contained in this Agreement shall be construed as conferring upon any Holder the right to receive dividends, to vote or to consent to or receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided, however, that if a meeting of the stockholders of the Company is called or if consents of the Company's stockholders are solicited to consider and take action on a proposal for (i) the declaration of a dividend with respect to Shares, other than in cash and payable out of its earned surplus, (ii) the redemption or repurchase of any Shares, other than pursuant to the Purchase Agreement, the Shareholders Agreement, or the Redemption Agreement or pursuant to repurchase agreements with employees,
(iii) the voluntary dissolution of the Company or (iv) any consolidation, merger or sale of all or substantially all of its property, assets, business and good will as an entirety, then the Company shall cause a notice thereof to be sent by first class mail, postage prepaid, at least twenty (20) business days prior to the record date for determining stockholders entitled to vote at such meeting or to take action with respect to such consent, to each Holder of Warrants at such Holder's address appearing on the Warrant Register; but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken at such meeting or by such consent.

        b. Notice of Distributions. If the Company determines to make any distribution on its Common Stock, then the Company shall deliver a notice of its intention to make such distribution by first class mail, postage prepaid, at least twenty (20) business days prior to the record date for such distribution to each registered Holder of Warrants at such Holder's address appearing on the Warrant Register, but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such distribution.

        c. Financial Statements, etc. Notwithstanding Section 12.1 above, the Company shall promptly deliver to each Holder copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Company or any of its subsidiaries shall file with the Securities and Exchange Commission. In addition, the Company shall deliver to each Holder all financial statements and other reports required to be delivered to holders of Debentures pursuant to paragraph 3.1 of the Purchase Agreement.

        d. Proper Books and Records. The Company covenants that it will keep proper books and records in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities.

     Section 13. Notices. Any notice pursuant to this Agreement to be given or made by any Holder to or on the Company shall be made by hand delivery, prepaid first-class mail (registered or certified, return receipt requested), telegraph, facsimile transmission (receipt confirmed), or overnight air courier guaranteeing next day delivery, addressed to the parties at their addresses set forth in the Purchase Agreement.

Any notice or demand authorized by this Agreement to be given or made by the Company to any Holder shall be sufficiently given or made (except as otherwise provided in this Agreement) if sent as provided above, addressed to such Holder's address appearing on the Warrant Register, with a copy, in the case of a Purchaser, to James Westra, Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110 (facsimile transmission number: (617) 951-1295).

     Section 14. Warrant Obligations Independent of Debt Obligations. Pursuant to the Purchase Agreement, the Company has issued 9% Senior Subordinated Debentures Due March 18, 2002, and 9% Junior Debentures Due March 19, 2003 (collectively, the "Subordinated Notes") to the Purchasers. The obligations of the Company or its affiliates with respect to the Warrants, including, without limitation, the obligations set forth in this Agreement, are independent of any obligations of the Company under the Subordinated Notes, and such obligations with respect to the Warrants shall remain valid and binding notwithstanding the performance of, or any breach by the Company or its affiliates with respect to, their obligations under the Subordinated Notes.

     Section 15. Fractional Interests. The Company shall not be required to issue fractions of Shares on the exercise of Warrants. If the Company elects not to issue fractions of Shares, then with respect to any fraction of a Share that would otherwise have been issuable on the exercise of a Warrant, the Company shall purchase such fraction for an amount in cash equal to the fraction of the then current Exercise Price attributable to such fractional share.

     Section 16. Binding Effect; Survival. This Agreement shall survive the exercise of the Warrants and shall be binding upon the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Holders of the Warrants and each holder of Shares issued upon exercise of the Warrants.

     Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

     Section 18. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

                [The rest of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as an instrument under SEAL as of the date for first above written.

                              LOGICAL DESIGN SOLUTIONS, INC.:

                              LOGICAL DESIGN SOLUTIONS, INC.

                              By: /s/  Mary Kay Brooks
                                  ----------------------
                                  Name: Mary Kay Brooks
                                  Title:   President

                              SUMMIT VENTURES IV, L.P.:

                              By: Summit Partners IV, L.P.,
                                  its General Partner

                              By: Stamps, Woodsum & Co. IV,
                                  its General Partner

                              By: /s/  Kevin Mohan
                                  ------------------
                                  General Partner

                              SUMMIT INVESTORS III, L.P.

                              By: /s/  Kevin Mohan
                                  ------------------
                                  Authorized Signatory

                              /s/  Paul F. Lozier
                              ---------------------
                              Paul F. Lozier

                                   EXHIBIT A
                                   ---------

                              WARRANT CERTIFICATE

     THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR (ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

NO. ___                                                           March 19, 1997

                           TERMINABLE AFTER 5:00 P.M.

                        BOSTON TIME ON TERMINATION DATE,
                        AS DETERMINED IN ACCORDANCE WITH
                     WARRANT AGREEMENT DATED MARCH 19, 1997

                         LOGICAL DESIGN SOLUTIONS, INC.

                              Warrant Certificate

     THIS CERTIFIES THAT for value received, _______________, or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time after 12:01 p.m. on March 20, 1997 and on or before 5:00 p.m. Boston Time on the Expiration Date as provided in the Warrant Agreement (as hereinafter defined) (the "Expiration Date"), ______________ fully paid and nonassessable Shares of the Common Stock, no par value (the "Common Stock") of Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), at the purchase price of $.01 per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. The number of Shares which may be purchased upon exercise of the Warrant evidenced by this Warrant Certificate is the number as of the date of the original issue of such Warrant, based on the Shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of March 19, 1997 (the "Warrant Agreement") between the Company and the original holder hereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

     No fractional Shares of Common Stock need be issued upon the exercise of any Warrant evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Warrant Agreement.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for Shares purchasable upon such exercise until the date of the reopening of said transfer books.

     IN WITNESS WHEREOF, Logical Design Solutions, Inc. has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                                     LOGICAL DESIGN SOLUTIONS, INC.

___________________________                 By:______________________________
Secretary                                      Mary Kay Brooks, President

                          FORM OF ELECTION TO PURCHASE

     To be executed if the Holder desires to exercise the Warrant.

TO LOGICAL DESIGN SOLUTIONS, INC.:

     The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate No. ____________ to purchase ____________ Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:


                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

     If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:____________________     Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

                                   ASSIGNMENT

         (To be executed only upon assignment of Warrant Certificates)

     For value received, ______________ hereby sells, assigns and transfers unto ______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:_________________________

                                 ______________________________________________
                                 NOTE:
                                 The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                                 SCHEDULE I

Warrant Purchasers                                   Number Purchased
------------------                                   ----------------

Summit Ventures IV, L.P.                               194,770.50
Summit Investors III, L.P.                              10,229.50
Paul F. Lozier                                             10,000

          TOTAL:                                          215,000
                                                          =======

                                 WARRANT CERTIFICATE


     THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR (ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

NO. W-1                                                           March 19, 1997

                           TERMINABLE AFTER 5:00 P.M.

                        BOSTON TIME ON TERMINATION DATE,
                        AS DETERMINED IN ACCORDANCE WITH
                     WARRANT AGREEMENT DATED MARCH 19, 1997

                         LOGICAL DESIGN SOLUTIONS, INC.

                              Warrant Certificate

     THIS CERTIFIES THAT for value received, Summit Ventures IV, L.P., or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time after 12:01 p.m. on March 20, 1997 and on or before 5:00 p.m. Boston Time on the Expiration Date as provided in the Warrant Agreement (as hereinafter defined) (the "Expiration Date"), One Hundred Ninety Four Thousand Seven Hundred Seventy and 50/100 (194,770.50) fully paid and nonassessable Shares of the Common Stock, no par value (the "Common Stock") of Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), at the purchase price of $.01 per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. The number of Shares which may be purchased upon exercise of the Warrant evidenced by this Warrant Certificate is the number as of the date of the original issue of such Warrant, based on the Shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of March 19, 1997 (the "Warrant Agreement") between the Company and the original holder hereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

     No fractional Shares of Common Stock need be issued upon the exercise of any Warrant evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Warrant Agreement.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for Shares purchasable upon such exercise until the date of the reopening of said transfer books.

     IN WITNESS WHEREOF, Logical Design Solutions, Inc. has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                                     LOGICAL DESIGN SOLUTIONS, INC.


/s/  E. Bruce Lovenberg                     By: /s/ Mary Kay Brooks
---------------------------------           ----------------------------------
Secretary                                           Mary Kay Brooks, President

                          FORM OF ELECTION TO PURCHASE

     To be executed if the Holder desires to exercise the Warrant.

TO LOGICAL DESIGN SOLUTIONS, INC.:

     The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate No. _________ to purchase _________ Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

     If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificates)

     For value received, ______________ hereby sells, assigns and transfers unto ______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:______________________

                                 ___________________________________________
                                 NOTE:
                                 The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                               WARRANT CERTIFICATE

     THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR (ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

NO. W-2                                                           March 19, 1997

                           TERMINABLE AFTER 5:00 P.M.

                        BOSTON TIME ON TERMINATION DATE,
                        AS DETERMINED IN ACCORDANCE WITH
                     WARRANT AGREEMENT DATED MARCH 19, 1997

                         LOGICAL DESIGN SOLUTIONS, INC.

                              Warrant Certificate

     THIS CERTIFIES THAT for value received, Summit Investors III, L.P., or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time after 12:01 p.m. on March 20, 1997 and on or before 5:00 p.m. Boston Time on the Expiration Date as provided in the Warrant Agreement (as hereinafter defined) (the "Expiration Date"), Ten Thousand Two Hundred Twenty Nine and 50/100 (10,229.50) fully paid and nonassessable Shares of the Common Stock, no par value (the "Common Stock") of Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), at the purchase price of $.01 per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. The number of Shares which may be purchased upon exercise of the Warrant evidenced by this Warrant Certificate is the number as of the date of the original issue of such Warrant, based on the Shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of March 19, 1997 (the "Warrant Agreement") between the Company and the original holder hereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

     No fractional Shares of Common Stock need be issued upon the exercise of any Warrant evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Warrant Agreement.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for Shares purchasable upon such exercise until the date of the reopening of said transfer books.

     IN WITNESS WHEREOF, Logical Design Solutions, Inc. has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                                      LOGICAL DESIGN SOLUTIONS, INC.


/s/ E. Bruce Lovenberg                       By: /s/  Mary Kay Brooks
---------------------------                      ---------------------------
Secretary                                        Mary Kay Brooks, President

                          FORM OF ELECTION TO PURCHASE

     To be executed if the Holder desires to exercise the Warrant.

TO LOGICAL DESIGN SOLUTIONS, INC.:

     The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate No. _________ to purchase _________ Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

     If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificates)

     For value received, ______________ hereby sells, assigns and transfers unto ______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:_____________________

                                 ____________________________________________
                                 NOTE:
                                 The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                               WARRANT CERTIFICATE

     THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR (ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

NO. W-3                                                           March 19, 1997

                           TERMINABLE AFTER 5:00 P.M.

                        BOSTON TIME ON TERMINATION DATE,
                        AS DETERMINED IN ACCORDANCE WITH
                     WARRANT AGREEMENT DATED MARCH 19, 1997

                         LOGICAL DESIGN SOLUTIONS, INC.

                              Warrant Certificate

     THIS CERTIFIES THAT for value received, Paul F. Lozier, or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time after 12:01 p.m. on March 20, 1997 and on or before 5:00 p.m. Boston Time on the Expiration Date as provided in the Warrant Agreement (as hereinafter defined) (the "Expiration Date"), Ten Thousand and 00/100 (10,000.00) fully paid and nonassessable Shares of the Common Stock, no par value (the "Common Stock") of Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), at the purchase price of $.01 per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. The number of Shares which may be purchased upon exercise of the Warrant evidenced by this Warrant Certificate is the number as of the date of the original issue of such Warrant, based on the Shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of March 19, 1997 (the "Warrant Agreement") between the Company and the original holder hereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

     No fractional Shares of Common Stock need be issued upon the exercise of any Warrant evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Warrant Agreement.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for Shares purchasable upon such exercise until the date of the reopening of said transfer books.

     IN WITNESS WHEREOF, Logical Design Solutions, Inc. has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                                          LOGICAL DESIGN SOLUTIONS, INC.


/s/  E. Bruce Lovenberg                          By: /s/  Mary Kay Brooks
-------------------------------------------         ---------------------------
Secretary                                           Mary Kay Brooks, President

                          FORM OF ELECTION TO PURCHASE

          To be executed if the Holder desires to exercise the Warrant.

TO LOGICAL DESIGN SOLUTIONS, INC.:

     The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate No. _________ to purchase _________ Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

     If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:

                              --------------------------------------
                              Name

                              --------------------------------------
                              Address

                              --------------------------------------
                              Social Security Number

                              --------------------------------------
Date:_____________________    Signature (Signature must conform in all respects
                              to name of holder as specified on the face of this Warrant Certificate)

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificates)

     For value received, ______________ hereby sells, assigns and transfers unto ______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:_________________________

                                 ____________________________________________
                                 NOTE:
                                 The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of ________ __, 1997, by and between Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), and Logical Design Solutions international, Inc., a New Jersey corporation ("LDSI").

     Section 19. The Merger.

        a. The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of Title 14A of the Business Corporation Act of New Jersey (the "New Jersey Law"), LDSI shall be merged with and into the Company (the "Merger") as soon as practicable following the satisfaction or waiver, if permissible, of the terms and conditions set forth herein and upon the filing of a Certificate of Merger with the office of the Secretary of State of New Jersey pursuant to Section 1(b) below. Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of New jersey, and the separate corporate existence of LDSI shall cease.

        b. Effective Time. The Merger shall be consummated .by filing, pursuant to Section 14A:10-4.1 of the New Jersey Law, with the office of the Secretary of State of the State of New Jersey, a Certificate of Merger that sets forth the elements required by Section 14A:10-4.1 of the New Jersey Law (the time of such filing being the "Effective Time").

        c. Effects of the Merger. The Merger shall have the effects set forth in
Section 14A;10-6 of the New Jersey Law.

        d. Certificate of Incorporation and By-Laws. The Certificate of Incorporation of the Company at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation (until modified in accordance with applicable law). The By-Laws of the Company at the Effective Time shall be the By-Laws of the Surviving Corporation until modified in accordance with applicable law.

        e. Directors and Officers. The directors of the Company at the Effective Time shall be the directors of the Surviving Corporation until their successors are duly elected and qualified and the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation until replaced in accordance with the By-Laws of the Surviving Corporation.

        f. Conversion of Shares.

          i. All shares of common stock, no par value per share, of LDSI issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of the Company or by any subsidiary of the Company) (such issued and outstanding shares are hereinafter referred to as the "Shares") shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive an aggregate of [100] shares of common stock, no par value per share, of the Surviving Corporation to be distributed to holders of Shares on a pro rata basis.

          ii. Each share of common stock held in the treasury of LDSI immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled without any payment therefor.

        g. Conversion of Company Common Stock. Each share of common stock, no par value per share, of the Company issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one share of common stock of the Surviving Corporation.

        h. Closing. Upon the terms and subject to the conditions hereof, a closing (the "Closing") shall take place at (i) the offices of Brown and Wood llp, One World Trade Center, New York, New York 10048 at 10:00 a.m., New York time, on ________ __, 1997, or (ii) such other place and/or time and/or on such other date (but in no event later than __________, 1997) as the Company and LDSI may agree (in case of either clause (i) or (ii), the "Closing Date").

     Section 20.  Conditions to Closing.

     The respective obligations of each party hereto to effect the transactions contemplated hereby are subject to the satisfaction or waiver as of the Closing of the following conditions:

        a. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order shall have been enacted, entered, promulgated, enforced or issued by any governmental entity and no other legal restraint or prohibition preventing the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

        b. No shareholder of LDSI shall have defaulted in its obligation to deliver such holder's Shares pursuant to the Merger.

        c. LDSI's Board of Directors shall have approved and authorized, at or prior to the Closing, the distribution to the shareholder of record the right to receive $1.7 million to be received from Bell Atlantic, relating to the licensing of LDSI's "Teletrac" product, as a dividend.

        d. Neither party hereto may rely on the failure of any condition set forth in this Section 2 to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable efforts to cause the Closing to occur.

     Section 21.  Termination.

        a. Anything contained herein to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

                i. by mutual written consent of either of the parties hereto;

          ii. by either of the parties hereto, if the Closing does not occur on or prior to ________ __, 1997;

          iii. by either of the parties hereto, if the conditions set forth in
Section 2(c) above is not fulfilled by __________, 1997; or

          iv. by either of the parties hereto if any of the conditions set forth in Section 2 have become incapable of fulfillment, and shall not have been waived by the other party hereto; provided, however, that the right to terminate this Agreement pursuant to this Section 3(a)(iii) shall not be available to a party hereto if it has failed to perform any of its obligations under this Agreement and such failure results in such conditions becoming incapable of fulfillment;

        b. In the event of termination by either of the parties hereto pursuant to this Section, written notice thereof setting forth the reasons therefore shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated, without further action by any party.

     Section 22. Amendments. No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by both of the parties hereto.

     Section 23. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The parties hereto shall not be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

     Section 24. Severability. If any provisions of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

     Section 25. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                              Logical Design Solutions, Inc.



                              By:________________________
                                    Mary K. Brooks
                                    President

                              Logical Design Solutions International, Inc.


                              By:________________________
                                    Mary K. Brooks
                                    President

                         CERTIFICATE OF AMENDMENT TO THE


                        CERTIFICATION OF INCORPORATION OF


                         Logical Design Solutions, Inc.

To:  The Secretary of State of the
     State of New Jersey

     Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

     1.  The name of the corporation is Logical Design Solutions, Inc.

     2. The following amendments to the Certificate of Incorporation were approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 13th day of March, 1997:

     Resolved, that Article FOURTH of the Certificate of Incorporation be amended to read as follows:

          "FOURTH: The aggregate number of shares which this corporation shall have authority to issue is 1,500,000 shares without par value."

                                      and

     Resolved that an Article SEVENTH shall be added to the Certificate of Incorporation to read in its entirety as follows:

          "SEVENTH: No director or officer of the corporation shall be personally liable to the corporation or its shareholders for damage for breach of any duty owed to the corporation or its shareholders, except that this provision shall not relieve a director from liability for any breach of duty based upon an act or omission (a) in breach of such director's duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such director of an improper personal benefit."

     3.  The number of shares entitled to vote upon the amendment was 200.

     4. That in lieu of a meeting and vote of the shareholders and in accordance with the provisions of Section 14A:5-6, the amendment was adopted by the shareholders without a meeting pursuant to the written consents of the shareholders and the number of shares represented by such consents is 200 shares.

Dated this 17th day of March, 1997.

                              Logical Design Solutions, Inc.


                              By:  /s/  Mary K. Broosk
                                 ---------------------
                                    Mary K. Brooks
                                    President

                                                                  EXECUTION COPY

                         LOGICAL DESIGN SOLUTIONS, INC.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS
(i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR
(ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                        9% Junior Subordinated Debenture
                               Due March 19, 2003

                                                          Morristown, New Jersey
No. J-1                                                           March 18, 1997

     FOR VALUE RECEIVED, Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), hereby, promises to pay to Mary Kay Brooks, or its registered assigns, the sum of Six Hundred Ninety Five Thousand One Hundred Twenty Two and 45/100 ($695,122.45) Dollars on March 19, 2003, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the rate of nine percent (9%) per annum from the date hereof. Interest shall accrue and compound annually and shall be paid upon each payment or prepayment of principal.

     Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Junior Debenture (as defined below) together with a late charge of two percent (2%) of the amount of interest payment due.

     All payments of principal (including any prepayments or redemptions) and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or, at the request of the holder of this Debenture, by certified or bank check or wire transfer) not later than 2:00 p.m., Boston, Massachusetts, time, on the date each such payment is due, by crediting an account in the United States as the holder of this Junior Debenture may designate in writing to the Company before the scheduled payment date.

     This Junior Debenture is one of a duly authorized issue of Junior Debentures designated as "9% Junior Subordinated Debentures due March 19, 2003" (herein called the "Junior Debentures"), in the aggregate principal amount of $1,114,289.50 and issued under a 9% Senior

Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (herein called the "Agreement"), among the Company, certain of its shareholders, Summit Ventures IV, L.P., Summit Investors III, L.P., Paul F. Lozier and Samedan, Inc., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, and the holders of the Junior Debentures, and the terms upon which the Debentures are, and are to be, delivered.

     The principal of this Junior Debenture is subject to prepayment under certain circumstances, together with accrued interest, all as more particularly set forth in the Agreement. The Company agrees to make such payments of principal and interest on the date and in the amount set forth in the Agreement.

     Notwithstanding anything herein contained to the contrary, the indebtedness evidenced by the Junior Debenture is, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Agreement), and this Junior Debenture is issued subject to such provisions, and each holder of Junior Debentures, by accepting the same, agrees to and shall be bound by such provisions and agrees to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall have occurred and be continuing uncured or unwaived, the principal of all of the Junior Debentures may be in certain circumstances declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     No reference herein to the Agreement and no provisions of this Junior Debenture or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Junior Debenture at the times, places, and rates, and in the coin or currency, herein prescribed.

     Under certain circumstances as are more fully set forth in the Agreement, this Junior Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose, upon surrender and cancellation of this Junior Debenture, upon presentation of a duly executed written instrument of transfer satisfactory to the Company and upon the transferee's written agreement to be bound by the provisions of the Agreement, and thereupon a new Junior Debenture or Junior Debentures, of the same aggregate principal amount and in authorized denominations, will be issued to the transferee or transferees in exchange therefor; and this Junior Debenture, with or without other Junior Debentures may in like manner be exchanged for one or more new Junior Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Agreement. Any such transfer or exchange shall be without charge by the Company. Transfer tax or the like (if any) shall be paid by the holder hereof or the transferee.

     All terms used in this Junior Debenture which are not defined herein and are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     This Junior Debenture shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with the laws of said Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Junior Debenture to be duly executed as a sealed instrument.

                                          LOGICAL DESIGN SOLUTIONS, INC.


                                          By: /s/ Mary K. Brooks
                                             --------------------
Attest:  /s/  E. Bruce Lovenberg             Name:  Mary Kay Brooks
       -------------------------             Title:  President



161623-1

                                                                  EXECUTION COPY

                         LOGICAL DESIGN SOLUTIONS, INC.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS
(i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR
(ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                        9% Junior Subordinated Debenture
                               Due March 19, 2003

                                                          Morristown, New Jersey
No. J-2                                                           March 18, 1997

     FOR VALUE RECEIVED, Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), hereby, promises to pay to Darren Bryden, or its registered assigns, the sum of Forty Thousand Three Hundred Eighty Nine and 74/100 ($40,389.74) Dollars on March 19, 2003, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the rate of nine percent (9%) per annum from the date hereof. Interest shall accrue and compound annually and shall be paid upon each payment or prepayment of principal.

     Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Junior Debenture (as defined below) together with a late charge of two percent (2%) of the amount of interest payment due.

     All payments of principal (including any prepayments or redemptions) and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or, at the request of the holder of this Debenture, by certified or bank check or wire transfer) not later than 2:00 p.m., Boston, Massachusetts, time, on the date each such payment is due, by crediting an account in the United States as the holder of this Junior Debenture may designate in writing to the Company before the scheduled payment date.

     This Junior Debenture is one of a duly authorized issue of Junior Debentures of the Company designated as its "9% Junior Subordinated Debentures due March 19, 2003" (herein called the "Junior Debentures"), in the aggregate principal amount of $1,114,289.50 and issued under a 9% Senior Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (herein called the "Agreement"), among the Company, certain of its shareholders, Summit Ventures IV, L.P., Summit Investors III, L.P., Paul
F. Lozier and Samedan, Inc., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, and the holders of the Junior Debentures, and the terms upon which the Debentures are delivered.

     The principal of this Junior Debenture is subject to prepayment under certain circumstances together with accrued interest, all as more particularly set forth in the Agreement. The Company agrees to make such payments of principal and interest on the date and in the amount set forth in the Agreement.

     Notwithstanding anything herein contained to the contrary, the indebtedness evidenced by the Junior Debenture is, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Agreement), and this Junior Debenture is issued subject to such provisions, and each holder of Junior Debentures, by accepting the same, agrees to and shall be bound by such provisions and agrees to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall have occurred and be continuing uncured or unwaived, the principal of all of the Junior Debentures may be in certain circumstances declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     No reference herein to the Agreement and no provisions of this Junior Debenture or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Junior Debenture at the times, places, and rates, and in the coin or currency, herein prescribed.

     Under certain circumstances more fully set forth in the Agreement, this Junior Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose, upon surrender and cancellation of this Junior Debenture, upon presentation of a duly executed written instrument of transfer satisfactory to the Company and upon the transferee's written agreement to be bound by the provisions of the Agreement, and thereupon a new Junior Debenture or Junior Debentures, of the same aggregate principal amount and in authorized denominations, will be issued to the transferee or transferees in exchange therefor; and this Junior Debenture, with or without other Junior Debentures may in like manner be exchanged for one or more new Junior Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Agreement. Any such transfer or exchange shall be without charge by the Company. Transfer taxes or the like (if any) shall be paid by the holder hereof or the transferee.

     All terms used in this Junior Debenture which are not defined herein and are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     This Junior Debenture shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with the laws of said Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Junior Debenture to be duly executed as a sealed instrument.

                                          LOGICAL DESIGN SOLUTIONS, INC.


                                          By: /s/  Mary K. Brooks
                                             ---------------------
Attest:  /s/  E. Bruce Lovenberg             Name:  Mary Kay Brooks
       -------------------------             Title:  President



161627-1

                                                                  EXECUTION COPY

                  LOGICAL DESIGN SOLUTIONS INTERNATIONAL, INC.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS
(i) A REGISTRATION STATEMENT FOR THIS SECURITY UNDER THE ACT IS IN EFFECT OR
(ii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                        9% Junior Subordinated Debenture
                               Due March 19, 2003

                                                          Morristown, New Jersey
No. LDSI S-1                                                      March 18, 1997

     FOR VALUE RECEIVED, Logical Design Solutions International, Inc., a New Jersey corporation (the "Company"), hereby, promises to pay to Mary Kay Brooks, or its registered assigns, the sum of Three Hundred Seventy-Eight Thousand, Seven Hundred Seventy-Seven and 33/100 Dollars ($378,777.33) on March 19, 2003, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the rate of nine percent (9%) per annum from the date hereof. Interest shall accrue and compound annually and shall be paid upon each payment or prepayment of principal.

     Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Junior Debenture (as defined below) together with a late charge of two percent (2%) of the amount of interest payment due.

     All payments of principal (including any prepayments or redemptions) and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available federal funds (or, at the request of the holder of this Debenture, by certified or bank check or wire transfer) not later than 2:00 p.m., Boston, Massachusetts, time, on the date each such payment is due, by crediting an account in the United States as the holder of this Junior Debenture may designate in writing to the Company before the scheduled payment date.

     This Junior Debenture is one of a duly authorized issue of Junior Debentures of the Company designated as its "9% Junior Subordinated Debentures due March 19, 2003" (herein called the "Junior Debentures"), in the aggregate principal amount of $1,114,289.50 and issued under a 9% Senior Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (herein called the "Agreement"), among the Company, certain of its shareholders, Summit Ventures IV, L.P., Summit Investors III, L.P., Paul
F. Lozier and Samedan, Inc., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, and the holders of the Junior Debentures, and the terms upon which the Debentures are delivered.

     The principal of this Junior Debenture is subject to prepayment under certain circumstances together with accrued interest, all as more particularly set forth in the Agreement. The Company agrees to make such payments of principal and interest on the date and in the amount set forth in the Agreement.

     Notwithstanding anything herein contained to the contrary, the indebtedness evidenced by the Junior Debenture is, to the extent provided in the Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Agreement), and this Junior Debenture is issued subject to such provisions, and each holder of Junior Debentures, by accepting the same, agrees to and shall be bound by such provisions and agrees to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall have occurred and be continuing uncured or unwaived, the principal of all of the Junior Debentures may be in certain circumstances declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Agreement.

     No reference herein to the Agreement and no provisions of this Junior Debenture or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Junior Debenture at the times, places, and rates, and in the coin or currency, herein prescribed.

     Under certain circumstances more fully set forth in the Agreement, this Junior Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose, upon surrender and cancellation of this Junior Debenture, upon presentation of a duly executed written instrument of transfer satisfactory to the Company and upon the transferee's written agreement to be bound by the provisions of the Agreement, and thereupon a new Junior Debenture or Junior Debentures, of the same aggregate principal amount and in authorized denominations, will be issued to the transferee or transferees in exchange therefor; and this Junior Debenture, with or without other Junior Debentures may in like manner be exchanged for one or more new Junior Debentures of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Agreement. Any such transfer or exchange shall be without charge by the Company. Transfer taxes or the like (if any) shall be paid by the holder hereof or the transferee.

     All terms used in this Junior Debenture which are not defined herein and are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     This Junior Debenture shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with the laws of said Commonwealth.

     IN WITNESS WHEREOF, the Company has caused this Junior Debenture to be duly executed as a sealed instrument.

                                          LOGICAL DESIGN SOLUTIONS
                                          INTERNATIONAL, INC.


                                          By: /s/  Mary Kay Brooks
                                             ----------------------
Attest:  /s/  E. Bruce Lovenberg             Name:  Mary Kay Brooks
       -------------------------             Title:  President

Summit Ventures IV, L.P.
 Subordinated Debt Fund, L.P.
600 Atlantic Avenue
Boston, MA 02210

Summit Investors III, L.P.
600 Atlantic Avenue
Boston, MA 02210

Paul F. Lozier
Samedan, Inc.
40 Dellwood Drive
Madison, NJ 07940

                                         March 19, 1997

Ladies/Gentlemen:

     We have acted as special counsel to Logical Design Solutions, Inc., a New Jersey corporation ("LDS"), in connection with (i) the 9% Senior Subordinated Debenture and Warrant Purchase Agreement, dated as of March 19, 1997 (the "Agreement"), by and among LDS, Mary K. Brooks ("Brooks"), Darren Bryden ("Bryden", and collectively with Brooks, the "Principal Shareholders"), Summit Ventures IV, L.P. ("Summit IV"), Summit Investors III, L.P. ("Summit III,), Samedan, Inc. ("Samedan") and Paul F. Lozier ("Lozier", and collectively with Samedan, Summit III and Summit IV, the "Purchasers"), (ii) the Warrant Agreement, dated as of March 19, 1997, by and among LDS and the Purchasers (not including Samedan) (the "Warrant Agreement"), (iii) the Redemption Agreement, dated as of March 19, 1997, by and among LDS and the Purchasers (not including Samedan), (iv) the Registration Rights Agreement, dated as of March 19, 1997, by and among LDS and the Purchasers (not including Samedan) and (v) the Shareholders Agreement, dated as of March 19, 1997, by and among LDS, the Purchasers (not including Samedan) and the Principal Shareholders. The documents set forth in clauses (ii) through (v) above are sometimes collectively referred to herein as the "Related Agreements". Unless otherwise defined herein or unless the context otherwise requires, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

     This opinion is being furnished pursuant to Section 7.5 of the Agreement.

     We have examined such documents and have reviewed such questions of law and made such other inquiries as we have deemed necessary or appropriate for the purpose of rendering this opinion.

     In rendering this opinion, we have relied, as to matters of fact, upon the representations and warranties of the parties set forth in the Agreement and the Related Agreements and upon certificates of such persons and governmental authorities. Our opinion set forth in paragraph 1 in regard to the good standing of LDS and Logical Design Solutions International, Inc. ("LDSI") is based solely on certificates of good standing issued by the Secretary of State of the State of New Jersey, dated March 11, 1997. Additionally, without any independent investigation or verification, we have assumed (i) the genuineness of the signatures of all persons signing any documents, (ii) the authority of all persons signing any documents, other than officers of LDS signing in their capacity as such, (iii) that each party to the Agreement and the Related Agreements (other than LDS) which is not an individual, has been duly organized and is validly existing under the laws of the jurisdiction of its organization and has full power and authority, corporate and otherwise, to execute, deliver and perform under the Agreement and the Related Agreements, (iv) that each party to the Agreement and the Related Agreements that is an individual is fully competent and has the requisite capacity to enter into the Agreement and the Related Agreements and is generally subject to the jurisdiction of the courts of the United States, (v) the execution, delivery and performance of the Agreement and the Related Agreements by each of the parties thereto (other than LDS) has been duly authorized by all requisite action on the part of such other parties and such documents have been duly executed and delivered by such other parties and each such document is the legal, valid and binding obligation of each such other party thereto, (vi) the authority of all governmental entities, (vii) the truth and accuracy of all matters of fact set forth in all certificates furnished to us, and (viii) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, and the authenticity of all such latter documents.

     Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

     1. Each of LDS and LDSI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as presently conducted. Each of LDS and LDSI is qualified as a corporation in good standing in each jurisdiction in which it owns or leases real property or maintains employees, the Company having advised us that is does not own or lease real property nor maintain employees outside of New Jersey.

     2. LDS has all necessary corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by LDS of the Agreement and the Related Agreements and the consummation of the transactions as contemplated therein, and for the authorization, issuance and delivery of the 9% Senior Subordinated Debentures due March 20, 2002 (the "Debentures") and the Warrants. The issuance of the Debentures, the Warrants and, upon exercise of the Warrants pursuant to the terms of the Warrant Agreement and upon payment of the exercise price therefor, the shares underlying the Warrants (the "Warrant Shares") does not require any further corporate action and is not subject to any statutory preemptive rights or, except as set forth in the Agreement and the Related Agreements, right of first refusal or similar right. The Agreement and the Related Agreements will be valid and binding obligations of LDS enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     3. No consent, approval, license or authorization of, or designation, declaration or filing with, any court or governmental authority is required on the part of LDS in connection with the execution, delivery and performance by LDS of the Agreement and the Related Agreements, or in connection with the issuance of the Debentures, the Warrants and, upon exercise of the Warrants pursuant to the terms of the Warrant Agreement and upon payment of the exercise price therefor, the Warrant Shares except for (i) those which have already been granted and (ii) those which may be required under state securities or "blue sky" laws.

     4. The authorized capital stock of LDS consists of 1,500,000 shares of Common Stock, of which 785,000 shares are validly issued and outstanding and held of record by the persons set forth on Schedule 2.4 attached to the Agreement. All issued and outstanding shares of capital stock of LDS are, and, when issued in accordance with the terms of the Agreement and upon proper exercise and payment therefor, all Warrant Shares will be, duly and validly authorized, validly issued and fully paid and nonassessable and free from any restrictions on transfer, except for restrictions imposed by federal or state securities or "blue sky" laws, and except for those imposed pursuant to the Agreement or the Related Agreements.

     5. Neither the execution, delivery or performance of the Agreement and the Related Agreements, nor the consummation of the transactions contemplated therein, nor the offer, issuance, sale or delivery of the Debentures and the Warrants, with or without the giving of notice, the passage of time or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of LDS pursuant to any provision of its charter or by-laws, or any statute, rule or regulation, or any contract, lease or other agreement of which we have knowledge.

     6. LDS and LDSI each has all requisite corporate power and authority to enter into the agreement and plan of merger to be entered into by LDS and LDSI in connection with the proposed merger ("Merger Agreement") of LDSI with and into LDS (with LDS the surviving corporation). All corporate acts and other proceedings required to be taken by LDS and LDSI to authorize the execution of the Merger Agreement have been duly taken.

     We are not expressing any opinion with respect to any laws other than the laws of the State of New York and the federal laws of the United States of America.

     This opinion is being furnished solely for your benefit and may not be relied on by any other party without the express written consent of this firm.

                                         Very truly yours,
                                         /s/  Brown & Wood LLP
                                         -----------------------
                                         Brown & Wood LLP

                              REDEMPTION AGREEMENT
                              --------------------

     This Redemption Agreement (this "Agreement") is dated as of the 19th day of March, 1997 by and among Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), and the persons set forth on Schedule 1.1 (each an "Investor" and collectively the "Investors").

     Pursuant to the terms of a 9% Senior Subordinated Debenture and Warrant Purchase Agreement of even date (the "Purchase Agreement"), the Investors have acquired warrants (the "Warrants") to purchase an aggregate of 215,000 shares of the common stock, no par value per share, of the Company. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to them in the Purchase Agreement.

     In consideration of the execution and deliver, of the Purchase Agreement and the agreements set forth below, the parties agree with each other as follows:

    Section 26.  Option to Sell Warrants to Company.

          Upon the first to occur of: (i) the liquidation, dissolution or winding up of the Company; (ii) the sale of all or substantially all of the Company's assets; (iii) the merger or consolidation of the Company with any Person, or the transfer of ownership of any voting shares of the Company to any Person as a consequence of which transaction described in this clause (iii) those Persons who held all of the voting shares of the Company immediately prior to such transfer do not hold a majority of the voting shares of the Company after the consummation of such transfer (a "Control Sale") (the items described in clauses (i) - (iii) referred to herein collectively as a "Liquidity Event"), or (iv) March 19, 2003, the Investors may require the Company to redeem the Warrants then held by them on the terms set forth herein; provided, however, that if such request is made pursuant to clause (iv), then the Warrants as to which redemption has been requested shall be redeemed one-half on March 19, 2003, and one-half on March 19, 2004. The Company shall use its best efforts to give the Investors not less than 30 day's advance written notice of any proposed Liquidity Event, and, in the event that a Liquidity Event shall not occur on or before January 15, 2003, the Company shall give Investors notice on such date that the Investors may elect to request redemption of Warrants on March 19, 2003. Following receipt of such notice, any Investor or Investors holding an aggregate of not less than twenty percent (20%) of the total Shares held by the Investors may notify the Company that it or they intend to offer to the Company any or all of the Warrants then held by them for purchase by the Company. The Company shall promptly give notice of such intention to all other Investors who own Shares, and any Investor may, within ten (10) days of such notice, give the Company notice that it intends to offer to the Company any or all of the Warrants then held by it. The Company shall repurchase all Warrants so offered under this Agreement as set forth below. The option to sell Warrants pursuant to this Section 1 shall be referred to as the "Option."

     Section 27.  Price.

        a. The price to be paid by the Company for the Warrants to be sold under the Option shall be the fair market value of the Warrant Shares issuable upon exercise thereof, as of the date of such proposed repurchase. In the case of redemption requested in connection with a Liquidity Event, fair market value of Warrant Shares shall be the price payable to holders of shares of Common Stock in connection with such Liquidity Event. In the case of a redemption requested pursuant to clause (iv) of Section 1, fair market value shall be as agreed upon in good faith by the Company and the Representative (who shall be a Person selected by the Investors owning a majority of the Warrants to be redeemed hereunder and who shall be hereinafter referred to as the "Representative"), taking into account, in valuing such Warrants, all relevant facts and circumstances; provided, however, that there shall be no discount to reflect the fact that the Warrants are illiquid or represent a minority interest in the Company. If no such agreement is reached within thirty (30) days after notice is given to the Company of the Investors' exercise of the Option under clause (iv), the fair market value shall be determined by appraisal as set forth below.

        b. All appraisals shall be undertaken by two appraisers, one selected by the Board of Directors of the Company and one selected by the Representative. No Director who is affiliated with an Investor shall vote on the selection of the appraiser chosen by the Company. The fair market value shall be the fair market value arrived at by those appraisers within thirty (30) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers agree in good faith on such fair market value within such a period of time, such agreed value shall be used for these purposes. If the appraisers cannot agree but their valuations are within 10% of each other, the fair market value shall be the mean of the two valuations. If the appraisers cannot agree and the differences in the valuations are greater than 10%, the appraisers shall select a third appraiser who will calculate fair market value independently, and, except as provided in the next sentence, the fair market value of the Warrants shall be the average of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuation is the mean of the other two valuations, such mean valuation shall be the fair market value. In the event that the two original appraisers cannot agree upon a third appraiser within ten (10) days following the end of the thirty (30) day period referred to above, then the third appraiser shall be appointed by the American Arbitration Association in Boston, Massachusetts. The expenses of the appraiser chosen by the Company will be borne by it, the expenses of the appraiser chosen by the Investors will be borne by them, pro rata based on the number of Warrants being redeemed, and the expenses of the third appraiser will be borne 50% by the Company and 50% by the Investors, pro rata based on the number of Warrants being redeemed; provided, however that in the event any Investor previously offering his Warrants for repurchase shall notify the Company of its election not to sell any or all of its Warrants, such Investor will be obligated to pay a portion of the expenses of the third appraiser otherwise payable by the Company equal to a fraction, the numerator of which is the number of Warrants such Investor originally elected to be redeemed and the denominator of which is the total number of Warrants the Investors requested to be redeemed.

     Section 28.  Payment.

        a. Within fifteen (15) days following the determination of fair market value, as provided above, the Company shall purchase the Warrants tendered to it at the price established by this Agreement (the "Redemption Price"), and the Investors shall deliver to the Company, upon receipt of payment therefor, the certificates for the Warrants duly endorsed by them for transfer.

        b. Payment shall be made by check or wire transfer of funds to such bank account as each Investor shall direct.

     Section 29. Termination of Option. The obligations of the Company to purchase the Warrants as provided in this Agreement shall terminate immediately prior to the consummation of a Liquidity Event.

     Section 30. Notices. All notices or other communications required or permitted to be delivered hereunder shall be in writing signed by the party giving the notice and sent by telecopier, express delivery service, or regular or certified mail to the address specified in the Purchase Agreement.

     Section 31. Entire Agreement. This Agreement and the agreements referred to herein constitute the entire agreement of the parties with respect to the matters contemplated herein. This Agreement and such other agreements supersede any and all prior understandings as to the subject matter of this Agreement.

     Section 32. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from Persons holding an aggregate of at least a majority of the Warrants owned by the Investors.

     Section 33. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

     Section 34. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural the singular, the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

     Section 35. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, with all the other provisions hereof continuing in full force and effect.

     Section 36. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

                                     ******

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as an instrument under SEAL as of the date for first above written.

                                 LOGICAL DESIGN SOLUTIONS, INC.


                                 By: /s/  Mary Kay Brooks
                                     ------------------------------------
                                     Name: Mary Kay Brooks
                                     Title: President

                                 SUMMIT VENTURES IV, L.P.

                                 By: Summit Partners IV, L.P.,
                                     its General Partner

                                 By: Stamps, Woodsum & Co. IV,
                                     its General Partner

                                 By: /s/  Kevin Mohan
                                     ------------------------------------
                                     General Partner

                                 SUMMIT INVESTORS, L.P.

                                 By: /s/  Kevin Mohan
                                     ------------------------------------
                                     Authorized Signatory


                                 /s/  Paul F. Lozier
                                 ---------------------
                                 Paul F. Lozier

                                  SCHEDULE 1.1
                                  ------------



Investors
---------

Name and Address
----------------

Summit Ventures IV, L.P.
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin P. Mohan

Summit Investors III, L.P.
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin P. Mohan

Paul F. Lozier
40 Dellwood Drive
Madison, NJ 07940

                                                                  EXECUTION COPY


                             SHAREHOLDERS AGREEMENT

     AGREEMENT, made as of the 19th day of March, 1997, by and among Logical Design Solutions, Inc., a New Jersey corporation (the "Company"), Mary Kay Brooks, Darren Bryden (individually, a "Management Shareholder" and collectively, the "Management Shareholders"), and Summit Ventures IV, L.P. "Summit Investors III, L.P. and Paul F. Lozier (individually an "Investor" and collectively, the "Investors" and, together with the Management Shareholders, the "Shareholders").

     WHEREAS, the Investors are acquiring 9% Senior Subordinated Debentures and Warrants (the "Warrants") to purchase an aggregate of 215,000 shares of common stock, no par value per share, of the Company (the "Common Stock"), pursuant to the terms of a 9% Senior Subordinated Debenture and Warrant Purchase Agreement dated as of the date hereof among the Company, the Investors and certain shareholders of the Company (the "Purchase Agreement");

     WHEREAS, it is a condition to the obligations of the parties under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future shareholders, the parties hereby agree with each other as follows:

     Section 37. Definition of Shares. As used in this Agreement, "Shares" shall mean and include all shares of the Common Stock and other equity securities of the Company now owned or hereafter acquired by a Shareholder, including, without limitation, the shares of Common Stock issuable upon exercise of the Warrants. Other terms used as defined terms herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

     Prohibited Transfers. No Management Shareholder shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his or her Shares except in compliance with the terms of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (a) a Management Shareholder may transfer without the necessity of prior approval all or any of his or her Shares by way of gift to his or her spouse, to any of his or her lineal descendants or ancestors, or to any trust for the benefit of any one or more of the Shareholder, his or her spouse, or his or her lineal descendants or ancestors, and (b) a Shareholder may transfer all or any of his or her Shares by will or the laws of descent and distribution; provided that any such transferee under clause (a) or (b) of this Section 2 (referred to herein as "Permitted Transferees") shall agree in writing with the Company and the other Shareholders, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Management Shareholder transferring such Shares.

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     Right of First Refusal on Dispositions.
     --------------------------------------

        a. If at any time a Management Shareholder (a "Selling Management Shareholder") desires to sell or otherwise transfer all or any part of his or her Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), the Selling Management Shareholder shall submit a written offer (the "Offer") by delivering the Offer to the Company and the non-selling Shareholders (the "Other Shareholders") to sell such Shares (the "Offered Shares") to the Company and the Other Shareholders on terms and conditions, including price, not less favorable than those on which the Selling Management Shareholder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Management Shareholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state (i) that the Company and the Other Shareholders may acquire, in accordance with the provisions of this Agreement, any of the Offered Shares for the price and upon the other terms and conditions set forth therein and (ii), if all such Offered Shares are not purchased by the Company and the Other Shareholders, the Other Shareholders who have not purchased any such Offered Shares pursuant to this Section 3 may exercise their rights provided pursuant to Section 4 hereof.

        b. The Company shall have the first right to purchase the Offered Shares. If the Company desires to purchase all or any part of the Offered Shares, it shall communicate in writing its election to purchase any of the Offered Shares to the Selling Management Shareholder and the Other Shareholders, which communication shall state the number of Offered Shares that the Company desires to purchase and the number of Offered Shares, if any, remaining for purchase by the Other Shareholders pursuant to Section (c) below, and shall be given within 20 days of the date the Offer was made.

        c. If the Company does not elect to purchase all of the Offered Shares within the time period specified above, each Other Shareholder shall have the right to purchase that number of remaining Offered Shares as shall be equal to the number of such remaining Offered Shares multiplied by a percentage equal to two times the percentage of Shares (calculated on a fully diluted basis) owned by such Other Shareholder (or issuable to such Other Shareholder upon exercise of Warrants owned by such Other Shareholder). The percentage of Shares owned on a fully diluted basis by any Other Shareholder shall be calculated as if all options and Warrants which are then exercisable have been exercised in full. The amount of such Offered Shares that each Other Shareholder is entitled to purchase under this Section 3(c) shall be referred to as its "Pro Rata Fraction."

        d. Those Other Shareholders who desire to purchase all or any part of the remaining Offered Shares shall communicate in writing their election to purchase to the Selling Management Shareholder, which communication shall state the number of remaining Offered Shares said Other Shareholders desire to purchase and shall be provided to the Selling Management Shareholder within 30 days of the date the Offer was made. Such communication, together with the communication of the Company specified above, shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sales of such Offered Shares to be

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sold to the Company, the Other Shareholders pursuant to this Section 3 shall be made at the offices of the Company within 60 days following the date the Offer was made.

        e. To the extent the Company and the Other Shareholders do not purchase all the Offered Shares, then all, but not fewer than all, of the remaining Offered Shares may be sold by the Selling Management Shareholder at any time within 120 days after the date the Offer was made, subject to the provisions of
Section 4. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. If the Offered Shares are not sold within such 120-day period, they shall continue to be subject to the requirements of a prior offer pursuant to this Section 3, and may not be transferred except in compliance with the provisions of this Section 3. If Offered Shares are sold pursuant to this Section 3 to any purchaser who is not a party to this Agreement, the purchaser of such Offered Shares shall execute a counterpart of this Agreement as a precondition of the purchase of such Offered Shares and any Offered Shares sold to such purchaser shall continue to be subject to the provisions of this Agreement.

        f. In the event a Management Shareholder is required to transfer Shares pursuant to a court order, decree or judgment, or pursuant to a settlement of a court proceeding such transfer shall be deemed to be a sale for purposes of this
Section 3, and shall entitle the Company and the Other Shareholders to exercise their right of first refusal with respect to such transfer. In any event, the Management Shareholder who is required to make such transfer shall provide an Offer as herein provided. The price at which the Shares may be purchased pursuant to such Offer shall be the price as set by the court which issued such order, decree or judgment, or the price as set by the parties to such settlement. If a price is not determined by such court, or by the parties to such settlement, then the price shall be determined pursuant to an appraisal conducted in accordance with the provisions of Section 2 of the Redemption Agreement, with one appraiser chosen by the Management Shareholder who is making such transfer, and the other appraiser chosen by the Company.

     Right of Participation in Sales.
     -------------------------------

        g. If at any time following compliance with the provisions of Section 3 (if applicable), any Selling Management Shareholder desires to transfer all or any part of the Shares owned by him or it to any third party (not including the Company), then each Other Shareholder (other than those who have elected to purchase Shares pursuant to Section 3) shall have the right to sell to the third party, as a condition to such sale by the Selling Management Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Selling Management Shareholder, a pro rata portion of the amount of Shares proposed to be sold to the third party; provided, however, that such right shall not apply to any sale or transfer by a Management Shareholder to the Company. The "pro rata portion" of Shares which the Other Shareholder shall be entitled to sell to the third party shall be that number of Shares as shall equal the number of Shares proposed to be sold to the third party multiplied by a fraction, the numerator of which is the aggregate of all shares of Common Stock which are then held by the Other Shareholder wishing to participate in the sale or issuable upon exercise of Warrants held by such Other Shareholder, and the denominator of which is the aggregate of all shares of Common Stock which are then held by all Other Shareholders wishing to participate in any sale

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under this Section 4 or issuable upon exercise of Warrants held by such Other
Shareholders, including the Selling Management Shareholder.

        h. If the Selling Management Shareholder wishes to make a sale to a third party which is subject to this Section 4, the Selling Management Shareholder shall, after complying with the provisions of Section 3, give to each Other Shareholder notice of such proposed sale, and stating that all Shares were not purchased pursuant to the Offer as discussed in Section 3. Such notice shall be given at least 20 days prior to the date of the proposed sale to the third party. Each Other Shareholder wishing to so participate in any sale under this Section 4 shall notify the selling Management Shareholder in writing of such intention within 15 days after such Other Shareholder's receipt of the notice described in the preceding sentence.

        i. The Selling Management Shareholder and each participating Other Shareholder shall sell to the third party all, or at the option of the third party, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the third party than those in the notice provided by the Selling Management Shareholder under subparagraph (b) above; provided, however, that any purchase of less than all of such Shares by the third party shall be made from the Selling Management Shareholder and each participating Other Shareholder pro rata based upon the relative number of the Shares that the Selling Management Shareholder and each participating Other Shareholder is otherwise entitled to sell pursuant to Section 4(a).

        j. If any Shares are sold pursuant to this Section 4 to any purchaser who is not a party to this Agreement, the purchaser of such Shares shall execute a counterpart of this Agreement as a precondition to the purchase of such Shares and such Shares shall continue to be subject to the provisions of this Agreement.

     Election of Directors.
     ---------------------

        k. During the term of this Agreement, at each annual meeting of the shareholders of the Company, and at each special meeting of the shareholders of the Company called for the purpose of electing directors of the Company, and at any time at which shareholders of the Company shall have the right to, or shall, vote for directors of the Company, then, and in each event, the Shareholders shall vote all Shares owned by them for the election of a Board of Directors consisting of not more than seven directors, designated in the manner designated below (subject to adjustment in accordance with the provisions of subparagraph
(b) of this Section 5):

          i. two directors shall be designated by Summit Ventures IV, L.P. (so long as it and its affiliates shall own or have the right to acquire at least 331/3% of the Shares which it owns or has the right to acquire on the date hereof), one of which designees shall initially be Kevin P. Mohan, with the second such designee to be named by Summit Ventures IV, L.P. at such time as it deems appropriate;

          ii. one director shall be Mary Kay Brooks, (so long as she and her permitted transferees described in Section 2 shall continue to hold at least 331/3% of the shares of Common Stock owned by her on the date hereof), who shall serve as chair; and

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

          iii. four directors shall be designated by holders of a majority of the shares of Common Stock outstanding on a fully diluted basis.

        l. Notwithstanding the provisions of subparagraph (a) of this Section 5, if there shall occur an Event of Default under the Purchase Agreement, then upon the date of occurrence of such Event of Default, and upon the first day of each successive two fiscal quarter period following the occurrence of such Event of Default (commencing with the first day of the second full fiscal quarter after such Event of Default), the number of Directors designated by Summit Ventures IV, L.P., designated pursuant to Section 5(a)(i) shall be increased by one additional Director, and the total number of Directors set forth in Section 5(a) shall be increased accordingly. Once the number of Directors designated pursuant to Section 5(a)(i) and the size of the Board of Directors have been increased pursuant to this Section 5(b), they shall not thereafter be reduced upon waiver of such Event of Default; provided, however, that with respect to any Event of Default resulting from a breach of Section 4.10 of the Purchase Agreement, if subsequent to such Event of Default the Company achieves Consolidated Net Income Before Taxes of at least $ 1.00 during any twelve (12 month) period commencing with the last day of the second fiscal quarter ending subsequent to the occurrence of such Event of Default, then on one occasion such Event of Default shall be considered cured and the number of Directors which can be designated by Summit Ventures IV, L.P. shall be reduced (and such additional designated Director or Directors shall resign) to the original number set forth in Section 5(a) hereof.

     Insurance. The Company shall at all times maintain for the benefit of its officers and directors liability insurance in scope and amount, and from an insurer, reasonably acceptable to the Investors; provided, however, that the Company shall not be obligated to maintain such insurance if in the good faith judgment of its Board of Directors such insurance is not available at a reasonable cost.

     Section 38. Compensation Committee. There shall be established at all times during the term of this Agreement a Compensation Committee of the Board of Directors (the "Compensation Committee"), one member of which shall be such one of the directors designated pursuant to Section 5(a)(i) as shall be specified by Summit Ventures IV, L.P. The Compensation Committee will determine the compensation of all senior employees and consultants of the Company (including salary, bonus, equity participation and benefits) consistent with compensation of companies similar to the Company; provided that no member of the Compensation Committee may vote on his or her own compensation. The compensation of senior employees and consultants shall be reviewed by the Compensation Committee on an annual basis, and the decision by a majority of the members of the Compensation Committee will control the Committee's actions. Within thirty (30) days after the date hereof the Compensation Committee shall adopt a statement of policy concerning compensation of senior employees, which statement shall be reasonably acceptable to a majority of the committee members, including the director designated pursuant to Section 5(a)(i). Any decision of the Committee involving the grant of options (including the pricing and other terms thereof, and prior to the adoption of the statement of policy referenced in the preceding sentence, any increase in compensation paid to a member of senior management, such majority must include a director designated pursuant to Section 5(a)(i);

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     Section 39. Term. This Agreement shall terminate on the earlier to occur of
(a) immediately prior to consummation of the first Qualified Public Offering,
(b) the tenth anniversary of the date of this Agreement or (c) all Warrants have been redeemed by the Company pursuant to Paragraph 1 of the Redemption
Agreement.

     Section 40. Preemptive Rights. a.The Company hereby grants to each Investor so long as it shall own, of record or beneficially, or have the right to acquire from the Company, any shares of Common Stock, the right to purchase all or part of its pro rata share of New Securities (as defined in subparagraph (b)) which the Company, from time to time, proposes to sell and issue. A Shareholder's pro rata share, for purposes of this preemptive right, is the ratio of the number of shares of Common Stock which such Shareholder owns or has the right to acquire from the Company to the total number of shares of Common Stock then outstanding (giving effect to the exercise of all Warrants then outstanding). The Shareholders shall have a right of over-allotment pursuant to this Section 9 such that to the extent a Shareholder does not exercise its preemptive right in full hereunder, such additional shares of New Securities which such Shareholder did not purchase may be purchased by the other Shareholders in proportion to the total number of shares of Common Stock which each such other Shareholder owns or has the right to acquire from the Company compared to the total number of shares of Common Stock which all such other Investors own or have the right to acquire from the Company.

        b. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock, issued on or after the date hereof; provided that the term "New Securities" does not include (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any stock split, subdivision or combination of shares of Common Stock, (ii) the aggregate number of shares of Common Stock issuable upon exercise of options permitted under the Purchase Agreement, (iii) the Warrant Shares, (iv) Common Stock issued in connection with a Qualified Public Offering, and (v) Common Stock issued in connection with an acquisition, merger or other transaction which has been approved by vote of the Board of Directors, including the affirmative vote of any director designated pursuant to Section 5(a)(i) and (vi) capital stock and rights, options or warrants to purchase and securities of any type whatsoever which are convertible into or exchangeable for capital stock which are outstanding on the date hereof.

        c. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Shareholder written notice of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Each Shareholder shall have 10 business days from the date of receipt of any such notice to agree to purchase up to the Shareholder's pro rata share of such New Securities (any over-allotment amount pursuant to the operation of subparagraph (a) hereof) for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

        d. In the event any Shareholder fails to exercise in full its preemptive right (after giving effect to the over-allotment provision of subparagraph (a) hereof), the Company shall have 90 days thereafter to sell the New Securities with respect to which the Shareholder's option was not exercised, at a price and upon terms no more favorable to the purchasers thereof than

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

specified in the Company's notice. To the extent the Company does not sell all the New Securities without first again offering such securities to the Shareholders in the manner provided above.

        e. The rights granted to the Shareholders under this Section 9 shall expire immediately prior to, and shall not apply in connection with, the consummation of the first Qualified Public Offering.

     Section 41. Specific Enforcement. Each Shareholder expressly agrees that the Other Shareholders and the Company may be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Shareholder, the Other Shareholders and the Company shall, in addition to all other remedies, each be entitled to apply for a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     Section 42. Legend. Each certificate evidencing any of the Shares now owned or hereafter acquired by the Shareholders shall bear in addition to any other legends required by other agreements or by law a legend substantially as follows:

     "Any sale, assignment, transfer or other disposition of the shares represented by this certificate is restricted by, and subject to, the terms and provisions of a certain Shareholders' Agreement dated as of March 19, 1997. A copy of said Agreement is on file with the Secretary of the Corporation."

     Section 43. Notices. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery or on the date of postmark if mailed by certified or registered mail, return receipt requested, to the party being notified at his or its address specified on Schedule I hereto or such other address as the addressee may subsequently notify the other parties of in writing.

     Section 44. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that Investors owning at least a majority of the Shares owned by all Investors may effect any such waiver, modification, amendment or termination on behalf of all of the Investors and Management Shareholders owning at least a majority of the Shares owned by all Management Shareholders may effect any such waiver, modification, amendment or termination on behalf of all of the Management Shareholders. Each of the Shareholders represents that he or it is not a party to any other agreement which would prevent him or it from performing his or its obligations hereunder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     Section 45. Governing Law; Successors and Assigns. This Agreement shall be governed by the internal laws of the State of New Jersey without giving effect to the conflicts of laws

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

principles thereof and, except as otherwise provided herein, shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties. Notwithstanding the foregoing, in the event an Investor transfers Shares to an unaffiliated Person, such transferee shall have no rights under this Agreement, other than those granted under Section 9 of this Agreement, and shall not be bound by any of the provisions of this Agreement.

     Section 46. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     Section 47. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     Section 48. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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

     IN WITNESS WHEREOF, this Agreement has been executed as an instrument under SEAL as of the date and year first above written.

MANAGEMENT SHAREHOLDERS:                     COMPANY:



/s/  Mary Kay Brooks                         LOGICAL DESIGN SOLUTIONS, INC.
----------------------------------           By: /s/  Mary Kay Brooks
Mary Kay Brooks                                  ---------------------------
                                                 Name: Mary Kay Brooks
                                                 Title:   President

/s/  Darren Bryden                           INVESTORS:
----------------------------------
Darren Bryden
                                             SUMMIT VENTURES IV, L.P.

                                             By: Summit Partners IV, L.P.,
                                                 its General Partner

                                             By: Stamps Woodsum & Co. IV,
                                                 its General Partner

                                             By: /s/  Kevin Mohan
                                                 ---------------------------
                                                 General Partner

                                             SUMMIT INVESTORS III, L.P.

                                             By: /s/  Kevin Mohan
                                                 ---------------------------
                                                 Authorized Signatory

                                             /s/  Paul F. Lozier
                                             -------------------------------
                                             Paul F. Lozier

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

                                   SCHEDULE 1
                                   ----------

Company
-------

Logical Design Solutions, Inc.
465 South Street
Morristown, New Jersey 07960
Attn: President

Management Shareholders
-----------------------

Mary Kay Brooks
c/o Logical Design Solutions, Inc.
465 South Street
Morristown, New Jersey 07960

Darren Bryden
c/o Logical Design Solutions, Inc.
465 South Street
Morristown, New Jersey 07960

Investors
---------
Summit Investors III, L.P.
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin P. Mohan

Summit Ventures IV, L.P.
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin P. Mohan

Paul F. Lozier
40 Dellwood Drive
Madison, NJ 07940

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                                                                  EXECUTION COPY

                         REGISTRATION RIGHTS AGREEMENT

     AGREEMENT, made as of the 19th day of March, 1997, by and among LOGICAL DESIGN SOLUTIONS, INC., a New Jersey corporation (the "Company"), and those persons set forth on Schedule I as Investors (each an "Investor" and collectively the "Investors").

     WHEREAS, the Investors are acquiring warrants ("Warrants") to acquire an aggregate of 215,000 Shares of Common Stock, no par value per share, of the Company (the "Common Stock"), pursuant to the terms of a 9% Senior Subordinated Debenture and Warrant Purchase Agreement dated as of the date hereof among the Company, the Investors and certain shareholders of the Company (the "Purchase Agreement"); and

     WHEREAS, it is a condition to the obligations of the Investors under the Purchase Agreement that this Agreement be executed by the parties hereto in order to provide the Investors with certain registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants being acquired by the Investors under the Purchase Agreement or otherwise acquired by the Investors, and the parties are willing to execute this Agreement and to be bound by the provisions hereof,

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     Section 49. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Holder" means the person who is then the record owner of Registrable Securities which have not been sold to the public.

     "Initiating Holders" means any Investors and their assignees who in the aggregate are holders of at least twenty-five percent (25%) of the outstanding Registrable Securities held by the Investors and their assignees.

     "Registrable Securities" means all shares of Common Stock now owned or hereafter acquired by any Investor.

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                                                                  EXECUTION COPY

     The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

     "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 2, 3 or 5 hereof, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue-sky fees and expenses, fees of transfer agents and registrars, reasonable fees and disbursements of one counsel for all the selling Holders, and the expense of any special audits incident to or required by any such registration.

     "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     Section 50. Requested Registrations

        a. If at any time after December 31, 1997 the Company shall receive from one or more Initiating Holders a written request that the Company effect the registration of Registrable Securities representing at least twenty-five percent (25%) of the Registrable Securities held by or issuable to all the Investors (or any lesser percentage if the reasonably anticipated aggregate price to the public of the Registrable Securities to be included in such registration would exceed $ 10,000,000), in connection with a firm commitment underwriting, the Company will:

          i. promptly give written notice of the proposed registration to all other Holders; and

          ii. as soon as practicable, use all commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty days after receipt of such written notice from the Company. If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed, subject to the immediately following sentence, pro rata among such Holders who requested inclusion of Registrable Securities in such registration according to the number of Registrable Securities then held by such Holders. Neither the Company nor any other shareholder may include shares in a registration effected under this
Section 2(a) without the consent of the Initiating Holders holding a majority of the Registrable Securities sought to be included in such registration by the Initiating Holders if the inclusion of shares by the Company or the other shareholders would limit the number of Registrable Securities sought to be included by the Initiating Holders or reduce the offering price thereof. The Investors may initiate two registrations pursuant to this Section 2(a). No registration initiated by the Initiating Holders hereunder shall count as a registration under this Section 2(a) unless and until it shall have been declared effective (an "Effective Registration") and the Initiating Holders shall have sold all of the Registrable Securities included in such registration.

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                                                                  EXECUTION COPY

        b. The underwriter of any underwriting requested under this Section 2 shall be selected by the Company; provided that such underwriter must be reasonably acceptable to the Holders of a majority of the Registrable Securities included therein.

     Section 51.  "Piggy Back" Registrations.

        a. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights (subject to the provisions of Section 2), other than a registration relating solely to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or pursuant to Form S-4, the Company will:

          i. Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

          ii. Use its best efforts to include in such registration all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after the date of delivery of the written notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed: (a) first, so as to exclude all Registrable Securities of Holders other than the Investors and their assignees; and (b) thereafter, pro rata among the Holders who requested inclusion of Registrable Securities in such registration according to the number of Registrable Securities then held by such Holders.

        b. The Company shall select the underwriter for an offering made pursuant to this Section 3, but shall not be required to register under the Exchange Act prior to such date.

     Section 52. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2, 3 or 5 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so registered.

     Section 53. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S- I or any comparable or successor form, but shall not be required to register under the Exchange Act prior to such date. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the

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foregoing provisions of this Agreement, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders); provided that the Company shall not be obligated to effect any such registration pursuant to this Section 5 more than once in any twelve month period, and in no event shall the Company be required to register shares with an aggregate market value of less than $5,000,000.

     Section 54. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

        a. Keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

        b. Use its best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

        c. Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

        d. In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holder and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

        e. To the extent then permitted under applicable professional guidelines and standards, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

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        f. Permit the counsel to the selling shareholders whose expenses are being paid pursuant to Section 4 hereof to inspect and copy such corporate documents as he may reasonably request.

     Section 55.  Indemnification.

        a. The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any material violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

        b. Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each person controlling the Company, each underwriter and each person who controls any such underwriter, each Holder and each person controlling such Holder, and their respective directors, officers, partners, persons, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage,

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liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of his securities.

        c. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 7 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and
(ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

        d. No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 or 3 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 or 3 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

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     Section 56. Information by Holder Each Holder of Registrable Securities
included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

     Section 57. Limitations on Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investors, enter into any agreement with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities.

     Section 58. Exception to Registration. The Company shall not be required to effect a registration under this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 10 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Act or (iii) if the Company determines in its good faith judgment that the use of any prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to this Agreement shall be suspended until the date upon which the Company notifies the Holders in writing (the "Suspension Termination Notice") that suspension of such rights for the grounds set forth in this paragraph is no longer necessary, and the Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary (but in any event any such suspension shall be effective for a period not in excess of 60 consecutive days and for no more than 180 days in any calendar year). If the Company shall give any such notice, the time periods set forth in Section 2 above shall be extended by the number of days during which the period from and including the date of the giving of such notice of suspension to and including the date the Company delivers the Suspension Termination Notice. Notwithstanding the foregoing, in no event shall the provisions of this Section 10 be construed to preclude a Holder of Registrable Securities from exercising

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rights under Section 3 for a period of three years after the effective date of the Company's initial registration of shares under the Act.

     The Initiating Investors each agree not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or excisable for such securities during any period when, and to the same extent that, any officers of the Company are restricted in connection with an offering of securities by the Company. The Company shall give reasonable advance notice to each such Initiating Investor of such offering.

     Section 59. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

        a. make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

        b. use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

        c. so long as an Investor owns any restricted securities, furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

     Section 60. Listing Application. If shares of any class of stock of the Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Investor.

     Section 61. Damages. The Company recognizes and agrees that the Holder of Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

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     Section 62. Representations and Warranties of the Company. The Company
represents and warrants to the Investors as follows:

        a. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government by which the Company or any of its properties or assets is bound, the Articles of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

        b. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     Section 63.  Miscellaneous.

        a. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

        b. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as follows:

          If to the Company or any Investor, at the address of such party set forth on Schedule I hereto or the most recent address as is shown on the stock records of the Company; and

          If to any subsequent Holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such Holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder of Registrable Securities) or to the Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

        c. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        d. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company, the Investors and the holders of at least a majority of the then outstanding Registrable Securities.

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        e. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        f. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                           *  *  *  *  *  *  *  *  *

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly excited as an instrument under SEAL as of the date for first above written.


                                          LOGICAL DESIGN SOLUTIONS, INC.

                                          By: /s/  Mary Kay Brooks
                                             ----------------------
                                             Name: Mary Kay Brooks
                                             Title: President



                                          SUMMIT VENTURES IV, L.P.,

                                          By: Summit Partners IV, L.P.,
                                              its General Partner

                                          By: Stamps, Woodsum & Co. IV,
                                              Its General Partner


                                          By: /s/  Kevin Mohan
                                             ------------------
                                             General Partner


                                          SUMMIT INVESTORS, III, L.P.


                                          By: /s/  Kevin Mohan
                                             ------------------
                                             Authorized Signatory


                                          /s/  Paul F. Lozier
                                          ---------------------


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                                   SCHEDULE I
                                   ----------

Company
-------

Logical Design Solutions, Inc.
465 South Street
Morristown, NJ 07960
Attn: President

Investors
---------

Name and Address
----------------

Summit Ventures IV, L.P.
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin P. Mohan

Summit Investors III, L.P.
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin P. Mohan

Paul F. Lozier
40 Dellwood Drive
Madison, NJ 07940

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